SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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     Sec. 240.14a-12


                                 BBH Fund, Inc.
(Name of Registrant as Specified in its Charter)



(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                   BBH TRUST
                             BBH Money Market Fund
                          BBH U.S. Treasury Money Fund
                           BBH Tax Exempt Money Fund

                                 BBH FUND, INC.
                         BBH International Equity Fund
                             BBH Broad Market Fund
                              BBH Real Return Fund
                                BBH Core Select

                           (collectively the "Funds")

                       IMPORTANT SHAREHOLDER INFORMATION


      These materials are for a special meeting of shareholders ( the "Special Meeting") of BBH Trust (the "Trust") and BBH Fund, Inc., (the "Corporation") scheduled for May 23, 2007 at 10:00 a.m., Eastern time. This information will provide you with details of the proposals to be voted on at the Special Meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Funds. If you complete and sign the proxy card, we'll vote it exactly as you tell us. If you simply sign the proxy card, we'll vote it in accordance with the recommendations of the Funds' Board of Directors/Trustees (the "Board") as set forth in the Proxy Statement.

      WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.

      We welcome your comments. If you have any questions, call 1-800-625-5759.
--------------------------------------------------------------------------------
The Trust's and the Corporation's most recent audited financial statements and annual reports, for the fiscal years ended June 30, 2006 and October 31, 2006, respectively, and the Trust's and the Corporation's semi-annual reports for the six month periods ended December 31, 2006 and April 30, 2006, respectively, have been previously mailed to shareholders and are available free of charge. If you have not received an annual report or semi-annual report or would like to receive additional copies, free of charge, please call the Funds at 1-800-625-5759, and the annual report and semi-annual report for your Fund(s) will be sent by first-class mail within three business days. The Funds' annual and semi-annual reports are also available on the Funds' website, www.BBHFunds.com.

                                   BBH TRUST
                             BBH Money Market Fund
                          BBH U.S. Treasury Money Fund
                           BBH Tax Exempt Money Fund

                                 BBH FUND, INC.
                         BBH International Equity Fund
                             BBH Broad Market Fund
                              BBH Real Return Fund
                                BBH Core Select

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on May 23, 2007

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Special Meeting") of the Funds (each a "Fund" and collectively the "Funds") will be held at 140 Broadway, 4th floor, New York, New York, 10005, on May 23, 2007 at 10:00 a.m., Eastern time, to vote on the agenda items listed below. If approved by shareholders, this change will take effect on or about the close of business on May 23, 2007, although that date may be changed in accordance with the Agreement and Plan of Reorganization and Redomiciliation (the "Reorganization Agreement"). Shareholders will be notified if these proposals are not approved.



      Proposals:
      (1) To elect two Trustees/Directors of the Funds;

      (2) To approve a new combined investment advisory and administrative services agreement for the Funds with the current investment adviser of the Funds;

      (3) To approve changes to the Funds' fundamental investment policies in order to modernize their investment restrictions and increase their investment flexibility:

               (a) To amend the Funds' fundamental investment policy regarding diversification (all Funds except BBH
               International Equity Fund);

               (b) To amend the Funds' fundamental investment policy regarding concentration;

               (c) To amend the Funds' fundamental investment policy regarding underwriting;

               (d) To amend the Funds' fundamental investment policy regarding investing in commodities;

               (e) To amend the Funds' fundamental investment policy regarding investing in real estate;

               (f) To amend the Funds' fundamental investment policy regarding borrowing money and issuing senior securities;

               (g) To amend the Funds' fundamental investment policy regarding lending;

               (h) To amend, and to make non-fundamental, the Funds' fundamental investment policy regarding selling short;

               (i) To amend, and to make non-fundamental, the Funds' fundamental investment policy regarding illiquid securities;

               (j) To amend, and to make non-fundamental, the Funds' fundamental investment policy regarding investing in securities of other investment companies;

               (k) To amend, and to make non-fundamental, the Funds' fundamental investment policy regarding purchases on margin;

               (l) To amend and make non-fundamental the Funds' fundamental investment policy on restricted securities (BBH Core Select, BBH Real Return Fund and BBH International Equity Fund
               only);

      (4) To approve the proposed Reorganization Agreement, pursuant to which each series of BBH Trust and BBH Fund, Inc. would be reorganized as separate series of BBH Trust, (the "New BBH Trust"), a newly formed Delaware statutory trust; and
      (5) To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.


The Board has fixed April 5, 2007 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments of the Special Meeting.

By Order of the Board of Trustees/Directors,
/s/ Gail C. Jones
Gail C. Jones
Secretary
April 20, 2007

--------------------------------------------------------------------------------
                      ------------------------------------
     PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO AVOID
                              ADDITIONAL EXPENSE.

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy card. If you are unable to attend the Special Meeting, sign, date and return the enclosed proxy card so that the necessary quorum may be represented at the Special Meeting. The enclosed envelope requires no postage if mailed in the United States.

Detailed information about the proposals is contained in the material provided herein. Your vote is very important regardless of the number of shares you own. It is important that we receive your vote no later than May 22, 2007.

                               TABLE OF CONTENTS

About the Proposals and Special Meeting

Proposal 1: Election of two Trustees/Directors

Proposal 2: Approval of a new combined Investment Advisory and Administrative Services Agreement

Proposal 3: Approval of the amendment, elimination or reclassification of the Funds' fundamental investment policies

Discussion of Proposed Fundamental Investment Policy Changes

Proposal 4: Approval of an Agreement and Plan of Reorganization and Redomiciliation (the "Reorganization Agreement")

Summary of the Reorganization Agreement

Comparison of the Predecessor Funds and the Successor Funds

Information about the Funds

Further Information about Voting and the Special Meeting

Exhibit A: Fund Management

Exhibit B: Investment Advisory and Administrative Services Agreement

Exhibit C: Comparison of the fundamental investment policies of the Funds

Exhibit D: Agreement and Plan of Reorganization and Redomiciliation Agreement of the BBH Trust and BBH Fund, Inc

      ABOUT THE PROPOSALS AND SPECIAL MEETING

     The enclosed proxy is solicited on behalf of the Board of Trustees/Directors (the "Board") of BBH Trust (the "Trust") and BBH Fund, Inc. (the "Corporation"). The proxies will be voted at a special meeting of shareholders (the "Special Meeting") to be held on May 23, 2007, at 140 Broadway, 4th floor, New York, New York, 10005, at 10:00 a.m.



     The Board has reviewed the proposals and approved each proposal, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Trustees/Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about April 20, 2007, to shareholders of record at the close of business on April 5, 2007 (the "Record Date"). On the Record Date, the Trust and the Corporation had outstanding 2,556,306,213 and 108,931,294 shares of beneficial interest, respectively.



     The Trust's and the Corporation's annual prospectus, which includes audited financial statements were previously mailed to shareholders. The Trust's and the Corporation's principal executive offices are located at 140 Broadway, New York, New York, 10005. The Trust's toll-free telephone number is 1-800-625-5759.

PROPOSAL 1: ELECTION OF TWO TRUSTEES/DIRECTORS

WHY ARE SHAREHOLDERS BEING ASKED TO ELECT TWO TRUSTEES/DIRECTORS?

The Board recommends that shareholders vote in favor of the election of Samuel
F. Pryor IV and H. Whitney Wagner. Messrs. Pryor and Wagner were appointed on September 19, 2005 and October 2, 2006, respectively, to fill vacancies caused by the retirement of two Trustees/Directors.

The two Trustees/Directors standing for election have consented to serve if elected. If elected, each Trustee/Director will hold office until he attains the age of seventy, or until he sooner dies, resigns or is removed from office in accordance with the provisions of the Trust's and Corporation's organizational documents.

The Funds are devoted to serving the needs of its shareholders, and the Board is responsible for managing the Funds' business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Funds' powers, except those reserved only for shareholders.

Trustees/Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a Fund's operation.

Please see "FUND MANAGEMENT" attached as Exhibit A to this Proxy Statement for the business addresses, ages, principal occupations during the last five years, other current directorships, ownership of shares in the Funds, and compensation of the Trustees/Directors.

If any Trustee/Director standing for election shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, present and acting at the Special Meeting. Any such substitute candidate for election as a Trustee/Director as defined by the Investment Company Act of 1940 (the "1940 Act"), shall be made by a majority of the Trustees/Directors who are not "interested persons" of the Funds. The Board has no reason to believe that any standing Trustee/Director will become unavailable for election as a Trustee/Director.

THE BOARD OF THE FUNDS RECOMMENDS THAT THE FUNDS VOTE "FOR" PROPOSAL 1

PROPOSAL 2: APPROVAL OF A NEW COMBINED INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT ("COMBINED AGREEMENT")

WHY ARE THE FUNDS BEING ASKED TO APPROVE THE COMBINED AGREEMENT?


The current advisory agreement for the Funds provides for investment management services only, with administrative services being provided pursuant to a separate administration agreement. The current advisory agreements were last approved by shareholders on September 13, 1993, on behalf of the BBH Real Return Fund; on June 30, 1994, on behalf of the BBH Money Market Fund; on October 22, 1999, on behalf of the BBH Core Select and the BBH Tax-Exempt Money Fund; on June 1, 2000, on behalf of the BBH Broad Market Fund; on January 9, 2004, on behalf of the BBH International Fund; the Trust is unable to determine the date in which the shareholders last approved the investment advisory agreement on behalf of the BBH U.S. Treasury Money Fund; and were last renewed by the Board on behalf of all Funds on December 11, 2006. The proposed new Combined Agreement addresses the adviser's provision of both investment management and administrative services to the Funds.


HOW DOES THE PROPOSED COMBINED AGREEMENT DIFFER FROM MY FUND'S CURRENT
AGREEMENT?

The terms of the Combined Agreement will be substantially identical to those of the current advisory and administration agreements of the Funds.

Under the Combined Agreement, in respect of each Fund, subject to the supervision of the Board, Brown Brothers Harriman & Co. ("BBH & Co."), is responsible for providing a continuous investment program and makes purchases and sales of portfolio securities consistent with each Fund's investment objective and policies, and also provides administrative services to each Fund. The Combined Agreement also coordinates the provision of services to the Funds by nonaffiliated service providers.

In addition to a continuous investment program, the Combined Agreement provides for, among other things, officers (including the Funds' Chief Compliance Officer and officers to provide required certifications) and administrative services, such as shareholder communications, and tax compliance with the attendant costs and exposure to liability. The Combined Agreement also coordinates the provision of services to the Funds by nonaffiliated service providers. Under the Combined Agreement, the scope of services provided by BBH & Co. will be expanded primarily as a result of regulatory developments. For example, BBH & Co. will be responsible for maintaining and monitoring its own and, to varying degrees, the Funds' compliance program, which have recently been refined and enhanced in light of new regulatory requirements.

A copy of the Combined Agreement is attached to this Proxy Statement as Exhibit "B."

WILL MY FUND'S TOTAL ADVISORY AND ADMINISTRATIVE SERVICES FEES INCREASE?


No. The fee rate payable under the Combined Agreement by each Fund (other than the BBH Money Market Fund) will be equal to the sum of the fee rates currently payable to the Adviser and the Administrator under their separate agreements.

The Adviser has proposed, and the Board has approved, the introduction of break-points into the fee rate for the BBH Money Market Fund in the Combined Agreement, (i.e. when asset levels rise fee rates decrease and as asset levels decline fee rates increase). The Adviser has represented to the Board that, at asset levels on the Record Date, the effective fee rate for the BBH Money Market Fund under the Combined Agreement will be 0.22%, which is equal to the sum of the fee rates currently payable to the Adviser and the Administrator under their separate agreements.

FUND            CURRENT INVESTMENT ADVISORY FEE PAID AS PERCENTAGE
                OF AVERAGE DAILY                                   CURRENT ADMINISTRATION FEES AS PERCENTAGE
                NET ASSETS                                         OF AVERAGE DAILY                          NEW FEES     AGGREGATE
                                                                   NET ASSETS                                UNDER THE   ADVISORY
                                                                                                             COMBINED    FEES PAID
                                                                                                             AGREEMENT   IN THE
                                                                                                             (CURRENT    LAST
                                                                                                             FEES        FISCAL
                                                                                                             COMBINED)   YEAR
                                                                                                             AS
                                                                                                             PERCENTAGE
                                                                                                             OF AVERAGE
                                                                                                             DAILY
                                                                                                             NET ASSETS
BBH Money       0.10%                                                                                        0.25% on
Market Fund                                                                                                  the first
                                                                   0.13%                                     $1 billion, $2,662,381
                                                                                                             0.20% on
                                                                                                             amounts
                                                                                                             over $1
                                                                                                             billion
BBH Tax Exempt  0.15%                                              0.10%                                     0.25%       $721,710
Money Fund
BBH U.S.        0.15%                                              0.10%                                     0.25%       $170,053
Treasury Money
Fund
BBH             0.65%                                              0.15%                                     0.80%       $3,172,773
International
Equity Fund
BBH Broad       0.20%                                              0.10%                                     0.30%       $500,438
Market Fund
BBH Real        0.25%                                              0.10%                                     0.35%       $1,378,650
Return Fund
BBH Core        0.65%                                              0.15%                                     0.80%       $486,885
Select



WHY IS THE BOARD RECOMMENDING A COMBINED AGREEMENT?

At a meeting held on October 2, 2006, the Board of Trustees/Directors (the "Board") of the Trust and the Corporation unanimously approved a new Combined Agreement. The Board determined that the terms of the Combined Agreement will be substantially identical to those of the current advisory and administration agreements of the Funds, noting that the most significant difference in the Combined Agreement is a single fee for both advisory and administrative services. The following is a summary of the factors the Board took into consideration in making its determination to approve the new Combined Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BBH & CO.

      The Board noted that, under the Combined Agreement in respect of each Fund, BBH & Co., subject to the supervision of the Board, will be responsible for providing a continuous investment program and making purchases and sales of portfolio securities consistent with the Funds' investment objective and policies. In addition, subject to the supervision of the BBH International Equity Fund's Board of Directors, BBH & Co. is permitted to supervise one or more sub-advisers and evaluate holdings and performance results on a continuous basis for BBH International Equity Fund. Under the Combined Agreement, BBH & Co. also provides administrative services to each Fund.

      The Board considered the scope and quality of services to be provided by BBH & Co. under the Combined Agreement and noted that the scope of services provided had expanded over time, primarily, as a result of regulatory developments. The Board noted that, for example, BBH & Co. is responsible for maintaining and monitoring its own and, to varying degrees, the Funds' compliance program, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Board considered the quality of the investment research and administrative capabilities of BBH & Co. and the other resources it has dedicated to performing services for the Funds. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services expected to be provided to each of the Funds under the Combined Agreement.

      Subject to the supervision of the BBH International Equity Fund's Board of Directors, BBH & Co. oversees the sub-advisers and evaluates their results. BBH & Co. reviews portfolio performance, characteristics, departures of key personnel of the sub-advisers and any other relevant topics. BBH & Co. also analyzes and monitors economic trends and monetary policy on a continuous basis. The holdings of the BBH International Equity Fund and the allocation of assets to the sub-advisers are regularly reviewed with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO BBH & CO.

      At the request of the Board, BBH & Co. provided information concerning the profitability of BBH & Co.'s current investment company advisory and other fees. The Board also reviewed BBH & Co.'s profitability data for each Fund, which also included the effect of revenue generated by the shareholder servicing, administration, custody and other fees paid by the Fund. The Board discussed the difficulty of making comparisons of profitability because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the service provider, the types of funds it manages and administers, its business mix, numerous assumptions regarding allocations and the entity's capital structure and cost of capital. In considering profitability information, the Board considered the effect of fall-out benefits on BBH & Co.'s expenses, as well as the "revenue sharing" arrangements BBH & Co. has entered into with certain entities that distribute shares of the Funds. The Board focused on profitability of BBH & Co.'s relationships with the Funds before taxes and distribution expenses. The Board concluded that it was satisfied that BBH & Co.'s level of profitability from its relationship with each Fund was not excessive.

FALL-OUT BENEFITS

      The Board considered that BBH & Co. does not allocate the Funds' portfolio transactions for third party research, although it did benefit from proprietary research received from brokers that execute the Funds' purchases and sales of securities. The Board recognized that the aggregate amount of commissions generated by Fund transactions was unlikely to result in the Funds receiving from full service broker dealers substantial discounts on commission rates. The Board received and reviewed information concerning BBH & Co.'s policies with respect to allocating portfolio brokerage.

      The Board also considered that BBH & Co. receives shareholder servicing fees from certain funds, and is the Funds' administrator, custodian and securities lending agent. The Board noted that BBH & Co. retained no portion of the 12b-1 fees paid by any Fund that operated with a Rule 12b-1 plan. The Board recognized that BBH & Co.'s profitability would be somewhat lower if it did not receive proprietary research for commissions or, if it did not receive the other benefits described above.

      The Board recognized that most Fund shareholders were also BBH & Co. clients, and that substantial assets are invested in the Funds as a result of an overall investment management program for the shareholder. The Board noted that the Funds also derive reputational and other benefits from their association with BBH & Co. and their use of the BBH & Co. name, which is licensed to the Funds by BBH & Co. Thus, the Board did not believe that BBH & Co. revenues associated with its clients should be fairly regarded as "fallout" benefit from the Funds.

ECONOMIES OF SCALE

      The Board noted that the Funds' combined fee schedules, other than the fee schedule for BBH Money Market Fund, do not contain breakpoints. As a result, if assets increase, the fee rates would not be reduced for these Funds on the incremental assets. With respect to the BBH Money Market Fund, the breakpoint will be reviewed every three (3) years by the Board, and may be adjusted upwards to take into account the effects of inflation or such other basis as may be appropriate, subject to the approval of shareholders to the extent requires by the 1940 Act.

      There may be other economies of scale because many expenses did not rise (and fall) proportionally to increases (and decreases) in total net assets. The Board noted that BBH & Co. had priced its services in recognition of the fact that it was largely its own clients who were shareholders and, accordingly, sought to assure that the cost of these services and total expenses for each Fund were fair and reasonable. In addition, the Board noted that over the years BBH & Co. had supported certain Funds through fee waivers and expense reimbursements. Based on information they had been provided over many years, the Board observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there appeared to be no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. In light of the Funds' current size and expense structure, the Board concluded that it was unnecessary at this time to consider breakpoints with respect to the Funds, other than for the BBH Money Market Fund.

INVESTMENT RESULTS

      The Board considered the investment results of each of the Funds as compared to investment companies with its peers and with one or more selected securities indices. In addition to the information received by the Board for the meeting held on October 2, 2006, the Board received detailed performance information for each Fund at each regular Board meeting during the year. At the meeting held on October 2, 2006, the Board reviewed information showing performance of each Fund compared to its peers over the prior 1-, 3-, and 5-year periods and compared the performance information to one or more securities indices over comparable periods.

COMBINED FEE RATE

      The Board considered the fee rate to be paid by each Fund to BBH & Co. The Board recognized that it is difficult to make comparisons of these fee rates, and the combined advisory and administration fees, because there are variations in the services that are included in the fees paid by other funds.

      The Board considered the depth and range of services provided under the Combined Agreement. For example, in addition to a continuous investment program, BBH & Co. provides, among other things, officers (including the Funds' Chief Compliance Officer and officers to provide required certifications) and administrative services, such as shareholder communications, and tax compliance, with the attendant costs and exposure to liability. BBH & Co. also coordinates the provision of services to the Funds by nonaffiliated service providers.

      The following factors specific to the BBH International Equity Fund also were noted and considered by the Board in deciding to approve the Combined
Agreement:

      The Board reviewed the performance of the BBH International Equity Fund's Class N shares and Class I shares versus the MSCI Europe, Australia and Far East Index (the "Index") The Board considered the performance of the BBH International Equity Fund and each sub-advisor since adopting a multi-manager approach and employing two sub-advisors in January 2004. The Board recognized that divergence from the Index, particularly during periods of significant market movements, was to be expected because each of the sub-advisers has a clearly defined fundamental investment style with only modest concern for tracking error to the Index. The Board reviewed the overall investments of the Fund and concluded that the portfolio was broadly diversified in terms of country exposure, sector exposure and specific company risk. The Board noted that the performance of both share classes before all expenses was better than the Index since January 31, 2004, but observed that on an after-fee basis the Fund had trailed the Index. The Board also noted the expense ratio for both share classes were in line with many funds of similar size and investment mandate. Taking into account these comparisons and the other factors considered, the Board concluded that the BBH International Equity Fund's recent investment results and its total expense ratio had been satisfactory.

The following factors specific to the BBH Real Return Fund also were noted and considered by the Board in deciding to approve the Combined Agreement:

The Board reviewed the information showing performance of the BBH Real Return Fund's Class A Shares, Class N shares and Class I shares compared to the Citibank Inflation-Linked Securities Index. Over all the relevant periods, all three classes of the BBH Real Return Fund on a pre-fee basis outperformed the benchmark by a meaningful amount but on an after-fee basis generally underperformed the benchmark by a modest amount. The Board viewed this performance with favor and noted the benchmark has no fees. The Board also noted the expense ratio for all three share classes were in line with or lower than many funds of similar size and investment mandate. Taking into account these comparisons and the other factors considered, the Board concluded that the BBH Real Return Fund's investment results over time and its total expense ratio had been satisfactory.

      The following factors specific to BBH Core Select also were noted and considered by the Board in deciding to approve the Combined Agreement:

      The Board reviewed the comparative performance of BBH Core Select versus the Standard's and Poor's 500 Index (the "Index"). The Board viewed favorably management's decision to implement a new portfolio construction methodology in the second quarter of 2004, a methodology which puts greater emphasis on fundamental valuation considerations and less emphasis on tracking error to a broad market index such as the Index. The Board also reviewed favorably BBH's decision to have a Partner and Managing Director of the firm be the co-managers of BBH Core Select beginning in the fourth quarter of 2005. The Board also appreciated that the strategy of long-term, low turnover investing in cash generative companies at prices that have a margin of safety to intrinsic value should provide the shareholders with long-term appreciation at a relatively modest level of risk. The Board recognized that divergence from the benchmark was to be expected because of the manager's clearly defined fundamental investment style with very little concern for tracking error to the broad market. The Board spent considerable time in reviewing BBH Core Select's investments and confirming that those investments were consistent with the new investment methodology. They concurred that the new portfolio construction methodology and its implementation will need to be judged over a three to five year timeframe. The Board also noted BBH Core Select's expense ratio was in line with many funds of similar size and investment mandate. Taking into account all of the factors considered, the Board concluded that BBH Core Select's recent investment results and its total expense ratio were acceptable and that they retained confidence in the manager to achieve BBH Core Select's investment objective.

The following factors specific to the BBH Broad Market Fund also were noted and considered by the Board in deciding to approve the Combined Agreement:

      The Board reviewed the information showing performance of the BBH Broad Market Fund's Class N shares and Class I shares compared to the Lehman Aggregate Index. Both classes of the BBH Broad Market Fund on a pre-fee basis outperformed the benchmark over all relevant periods and on an after-fee basis performed roughly in line with or modestly exceeded the benchmark over all relevant periods. The Board viewed with favor this performance and noted the benchmark has no fees. The Board also noted the expense ratio for both share classes were in line with or lower than many funds of similar size and investment mandate. Taking into account these comparisons and the other factors considered, the Board concluded that the BBH Broad Market Fund's investment results over time and its total expense ratio had been satisfactory.

The following factors specific to BBH Money Market Fund also were noted and considered by the Board in deciding to approve the Combined Agreement:

The Board reviewed information showing performance of the BBH Money Market Fund compared to other funds in the iMoneyNet (1st Tier Retail) and (1st Tier Institutional). The comparative information showed that the BBH Money Market Fund had outperformed or performed in line with the averages over all relevant periods. The Board also viewed with favor that the total expense ratio was substantially lower than the averages in these categories. The Board also noted that the BBH Money Market Fund had maintained a stable net asset value of one dollar at all times. Taking into account these comparisons and the other factors considered, the Board concluded that the BBH Money Market Fund's investment results over time and expense ratios had been satisfactory.

The following factors specific to BBH U.S. Treasury Money Fund also were noted and considered by the Board in deciding to approve the Combined Agreement:

The Board considered the 1-, 3- and 5-year annualized total returns of the BBH U.S. Treasury Money Fund versus the iMoneyNet (Treasury Retail). The Board noted that the Fund outperformed or performed in line with that average over all relevant periods. Moreover, the Board noted that it believes to have been appropriately advised by BBH & Co. about its duration and average weighted maturity decisions during the relevant periods and were satisfied overall with the competitiveness of the performance. The Board also noted with favor that the expense ratio was substantially lower than that of the average. The Board also noted that the BBH U.S. Treasury Money Fund had successfully maintained a stable net asset value of one dollar at all times. Taking into account these comparisons and the other factors considered, the Trustees concluded that the BBH U.S. Treasury Money Fund's investment results over time and its total expense ratio had been satisfactory.

The following factors specific to BBH Tax Exempt Money Fund also were noted and considered by the Board in deciding to approve the Combined Agreement:

      The Board reviewed information showing performance of the Tax-Exempt Money Fund compared to iMoneyNet (Tax Free Retail). The Fund outperformed or performed in line with the average over all relevant periods. The Board also viewed with favor that the BBH Tax-Exempt Money Fund's portfolio of investments had an overall high quality while the BBH Tax-Exempt Money Fund's total expense ratio was lower that the iMoneyNet Average. The Board also noted that the BBH Tax-Exempt Money Fund had successfully maintained a stable net asset value of one dollar at all times. Taking into account these comparisons and the other factors considered, the Board concluded that the BBH Tax-Exempt Money Fund's investment results over time and its total expense ratio had been satisfactory.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").

BBH & Co. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, BBH & Co. monitors a variety of areas, including compliance with account investment guidelines, the inclusion only of securities approved for purchase by the BBH & Co.'s Fixed Income Credit Committee, and compliance with the BBH & Co.'s Code of Ethics. Finally, BBH & Co. has structured the portfolio managers' compensation in a manner, and the Funds have adopted policies and procedures, reasonably designed to safeguard a Fund from being negatively affected as a result of any such potential conflicts.

BBH & Co. provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2006, BBH & Co. managed total assets of approximately $46 billion.

THE BOARD OF THE FUNDS RECOMMENDS THAT THE FUNDS VOTE "FOR" PROPOSAL 2




                                       6

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PROPOSAL 3: APPROVAL OF CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

WHY AM I BEING ASKED TO APPROVE CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES?

The 1940 Act, which was adopted to protect mutual fund shareholders, requires investment companies, such as the Funds, to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote including the Fund's ability to (1) borrow money or issue senior securities; (2) underwrite securities issued by other persons; (3) purchase or sell real estate;
(4) purchase or sell commodities; (5) make loans to other persons; and (6) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each Fund to state whether it is a diversified or non-diversified Fund, as those terms are defined in the 1940 Act. An investment company may also elect to voluntarily designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are referred to as "fundamental investment policies." These policies and restrictions limit the investment activities of BBH & Co., as well as the Sub-Advisors of BBH International Equity Fund.

      In order to modify or reclassify a Fund's fundamental investment policies, including its classification as a diversified or non-diversified Fund, the 1940 Act requires that any such change be approved by a majority of the Fund's outstanding voting securities. The Board is proposing that shareholders approve revisions to certain of the Funds' fundamental investment policies, as described more fully in this Proxy Statement, in an effort to provide the Funds with greater investment flexibility within the boundaries imposed by applicable law. They will also result in more uniformity of the policies among the Funds, and help facilitate Fund management and compliance.

In general, only those investment restrictions that the 1940 Act specifically requires to be fundamental will remain fundamental investment restrictions of the Funds. However, shareholders are being asked to approve amendments to these investment restrictions, as set forth in Proposals 3 (a)-3 (g). Investment restrictions that are currently deemed fundamental by each Fund, but which the 1940 Act does not require to be fundamental, are proposed to be reclassified as non-fundamental. Those fundamental investment restrictions that are proposed to be reclassified as non-fundamental are addressed in Proposals 3 (h)-3(l).

WHAT EFFECT WILL THE PROPOSED CHANGES TO CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES HAVE ON THE FUNDS?

      Although none of the proposed changes are expected currently to materially impact the day-to-day management of the Funds or have any immediate effect on the manner in which the Funds are managed, it is proposed that certain of the Funds' fundamental investment policies be either: (a) amended to update archaic policies and make them consistent among the Funds; (b) eliminated because they are no longer required to be fundamental or (c) reclassified as a non-fundamental investment policies. Given the limited impact that these changes are expected to have currently on the day-to-day management of the Funds, shareholder approval of these Proposals is not expected to increase the Funds' current overall level of risk. Shareholders, of course, would be informed if any changes are made to the Funds' investment policies or strategies that would materially affect the way the Funds are managed or would have a material impact on the risk of their investment.

WHY IS THE BOARD RECOMMENDING THAT CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES BE AMENDED OR AMENDED AND RECLASSIFIED?

At a meeting of the Board of the Funds held on December 11, 2006, the Board considered and approved on behalf of the Trust and the Corporation, changes in certain of the fundamental investment policies for each Fund. The changes in the fundamental investment policies are expected to: (i) enhance the investment adviser's ability to manage the Funds' assets and increase investment opportunities; (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental by the 1940 Act; and (iii) simplify and modernize the policies that are required to be deemed fundamental by the 1940 Act.

The Board has determined that certain of the current fundamental investment policies of the Funds are unnecessary and should be reclassified as non-fundamental. Before the National Securities Markets Improvement Act of 1996, ("NSMIA") was adopted in 1996, the securities laws of several states required every investment company that intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Funds adopted certain of the investment policies described below and agreed that they would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Funds has recommended, and the Board has determined, that these non-fundamental investment policies be reclassified. The amendment and reclassification of these policies would provide greater flexibility in the management of the Funds by permitting the Funds to purchase a broader range of securities that are permitted investments and that are consistent with each Fund's investment objectives and policies.


These proposed changes to the Funds' fundamental investment policies are also intended to eliminate the cost and delay of seeking shareholder approval for changes in investment policies that would not otherwise require convening a shareholder meeting. If these Proposals are approved by shareholders, the Funds' Board of Trustees/Directors will have more flexibility to respond to future developments by changing the Funds' investment policies in a manner intended to achieve the Funds' investment goals without obtaining shareholder approval.

          DISCUSSION OF PROPOSED FUNDAMENTAL INVESTMENT POLICY CHANGES

The following discussion includes the purpose for each of the amendments or reclassifications of the Funds' fundamental investment policies and is followed by the proposed new fundamental investment policy. These proposed modifications do not materially change the Funds' current investment policies except as noted below. For a side by side comparison of the Funds' current and proposed fundamental investment policies see Exhibit "C."

PROPOSAL 3 (A): DIVERSIFICATION

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As the term "diversified" is used in the 1940 Act, and as reflected in the Funds' current fundamental investment restrictions, a diversified fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer ("75% test"). Under the 1940 Act, a "non-diversified" fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test. BBH International Equity Fund is, and will remain, a non-diversified fund. If the proposed change is approved by shareholders, BBH Core Select will become a non-diversified fund.

If the proposed change is approved by shareholders, each Fund's fundamental investment policy regarding diversification would read:

BBH Core Select.
The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

All Other Funds (except BBH International Equity Fund).
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Of course all Funds will continue to be diversified in compliance with the Internal Revenue Code of 1986, as amended.

PROPOSAL 3 (B): CONCENTRATION


Each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the Securities and Exchange Commission ("SEC") staff has taken the position that investment of more than 25% of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds' current fundamental restrictions are consistent with this interpretation.

For all Funds, the proposed change would continue to permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations. The proposed change also promotes uniformity among the Funds' restrictions to the exceptions to this restriction.

If the proposed changes are approved by shareholders, each Fund's fundamental investment policy regarding concentration would read:

BBH Core Select, BBH International Equity Fund, BBH Real Return Fund and BBH Broad Market Fund.
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940, any rule or order thereunder, or any SEC staff interpretation thereof. Futures and options contracts, tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

BBH Money Market Fund, BBH U.S. Treasury Money Fund and BBH Tax Exempt Money
Fund.
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.


PROPOSAL 3 (C): UNDERWRITING

The proposed restriction with respect to underwriting securities is substantially similar to the current restrictions for each of the Funds. However, the proposed change clarifies and makes uniform the exception from the prohibition with respect to all Funds that permits the Funds to engage in certain transactions in which it may be considered to be an underwriter, as provided below.

If the proposed change is approved by shareholders, each Fund's fundamental investment policy regarding underwriting would read:

All Funds.
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

PROPOSAL 3 (D): INVESTING IN COMMODITIES

The current fundamental investment restrictions prohibit the Funds from investing in commodities or commodity contracts, with the exception of certain financial instruments, such as futures contracts and options on futures contracts, which under some interpretations may be deemed commodities. Consistent with the requirement of the 1940 Act, the proposed policy prohibits only the purchase of physical commodities; it does not limit the Funds' purchase or sale of derivatives that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The proposed policy also permits each Fund, if permitted by its other investment policies and strategies, to enter into foreign currency transactions in accordance with its investment objective and strategies.

If the proposed changes are approved by shareholders, each Fund's fundamental investment policy regarding investing in commodities would read:

BBH Core Select, BBH Real Return Fund, BBH International Equity Fund and BBH Broad Market Fund.
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

BBH Money Market Fund, BBH U.S. Treasury Money Fund and BBH Tax Exempt Money
Fund.

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

PROPOSAL 3 (E): INVESTING IN REAL ESTATE

The proposed change maintains each Fund's general policy on buying or selling real estate, but excepts certain real estate-related activities from the policy. The proposed policy would also permit the Funds to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). Each Fund as applicable to its other investment policies and strategies would be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies.

If the proposed change is approved by shareholders, each Fund's fundamental investment policy regarding investing in real estate would read:

All Funds.
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

PROPOSAL 3 (F): BORROWING MONEY AND ISSUING SENIOR SECURITIES

All investment companies are limited by the 1940 Act in the amount they may borrow. At the present time, the 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund's assets, including the amount borrowed. A Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund's total assets. The proposed restriction would permit the Funds to borrow to the full extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing policy to future changes in the 1940 Act, and interpretations thereunder that govern borrowing by mutual funds.

The 1940 Act prohibits Funds from issuing senior securities, except for borrowings where certain conditions are met. In addition, under the 1940 Act certain types of transactions entered into by a Fund, including repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness and, therefore, senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect shareholders are met. The proposed change would permit the Funds to issue senior securities, where the Funds comply with the conditions required by the 1940 Act and other rules and regulations of the SEC.

If the proposed change is approved by shareholders, each Fund's fundamental investment policy regarding borrowing money and issuing senior securities would read:

All Funds.
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.


PROPOSAL 3 (G): LENDING

The proposed change permits the Funds to engage in securities lending to the extent permitted by the 1940 Act and by then-current SEC policy. The staff of the SEC currently limits loans of a Fund's securities to one-third of the Fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Funds' current policies are consistent with this limitation. Should the SEC staff modify the requirements governing a fund's loan of its securities in the future, under the proposed policy, each Fund would be able to take advantage of that increased flexibility without requiring further shareholder action.

If the proposed change is approved by shareholders, each Fund's fundamental investment policy regarding lending would read:

All Funds.
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


The following fundamental investment policies will be amended and reclassified as non- fundamental:

The following investment restrictions (Proposals 3(h) - 3(l)) were required to be deemed fundamental based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. However, as a result of the NSMIA, these policies are no longer required to be fundamental investment policies of the Funds. It is proposed instead that each restriction be made a non-fundamental investment policy. By making this policy non-fundamental, the Board would be able to revise these percentage limitations or make such other changes as may be allowed by SEC interpretations in the future without obtaining further shareholder approval.

Except with respect to Proposal 3(i), the proposed changes below do not represent a material change from each Fund's current policies; rather the proposed changes would serve to streamline and standardize policies across the Funds.

If Proposal 3(i) is approved by shareholders of BBH Money Market Fund, BBH Tax Exempt Money Fund and BBH U.S. Treasury Money Fund, there will be no material change to those Funds' policies. If Proposal 3(i) is approved by shareholders of BBH International Equity Fund, BBH Real Return Fund, BBH Broad Market Fund and BBH Core Select, it will increase (from 10% of net assets to 15% of net assets) the amount of repurchase agreements that each Fund may enter into when the repurchase agreement can not be disposed of in under seven days. It will also impose a new 15% restriction on the Funds' ability to invest in securities for which there is no readily available market ("illiquid securities").

PROPOSAL 3 (H): SELLING SHORT
If the proposed change is approved by shareholders, each Fund's non-fundamental investment policy regarding selling short would read:


All Funds.

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

PROPOSAL 3 (I): ILLIQUID SECURITIES

If the proposed change is approved by shareholders, each Fund's non-fundamental investment policy regarding illiquid securities would read:

All Funds.
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 5% of the Fund's net assets.

PROPOSAL 3 (J): INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

If the proposed change is approved by shareholders, each Fund's non-fundamental investment policy regarding investing in securities of other investment companies would read:

All Funds.
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses.
The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.




                                       7

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PROPOSAL 3 (K): PURCHASES ON MARGIN

If the proposed change is approved by shareholders, each Fund's non-fundamental investment policy regarding purchases on margin would read:

BBH Core Select, BBH Real Return Fund, BBH Broad Market Fund, and BBH International Equity Fund.
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

BBH Money Market Fund, BBH U.S. Treasury Money Fund and BBH Tax Exempt Money
Fund.
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

PROPOSAL 3 (L): RESTRICTED SECURITIES

If the proposed change is approved by shareholders, each Fund's non-fundamental policy regarding investing in restricted securities would read:
BBH International Equity Fund, BBH Core Select and BBH Real Return Fund.
The Fund will not knowingly purchase securities that are restricted at the time of purchase, except Rule 144A securities.

THE BOARD OF THE FUNDS RECOMMENDS THAT THE FUNDS VOTE "FOR" PROPOSAL 3




                                       8

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PROPOSAL 4: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND
REDOMICILIATION (THE "REORGANIZATION AGREEMENT")

WHY ARE THE FUNDS' SHAREHOLDERS BEING ASKED TO APPROVE THE REORGANIZATION?

Shareholders of the existing Funds (each a "Predecessor Fund" and collectively, the "Predecessor Funds") are asked to consider the proposed Reorganization Agreement, which contemplates:
               * the transfer of all of the assets of the series of the Trust and the Corporation to a corresponding series (each a "Successor Fund" and collectively the "Successor Funds") of BBH Trust, a newly organized Delaware statutory trust (the "New BBH Trust"), in exchange for shares of the corresponding Successor Fund having an aggregate value equal to the assets and liabilities of the Predecessor Fund and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund;
               * the distribution to each shareholder of each Predecessor Fund of the same number of shares of the corresponding Successor Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Predecessor Fund held by that shareholder on the date of the Reorganization (the "Closing Date") (Predecessor Funds that currently offer separate classes of shares will distribute to each shareholder of each class of such Predecessor Fund the same number of shares of the corresponding class of the corresponding Successor Fund having an aggregate net asset value equal to the net asset value of the shares of the class of the Predecessor Fund held by the shareholder on the Closing Date.); and
               *  the subsequent liquidation of the Predecessor Funds.

For a more detailed discussion of the terms of the Reorganization Agreement, please refer to "Summary of the Reorganization Agreement" below.

WHY IS THE BOARD RECOMMENDING THE REORGANIZATION?

As noted earlier, the Board has been actively considering steps to integrate the operations of the Funds to the greatest extent possible in order to take advantage of potential operational and administrative efficiencies that are expected to be achieved by the Reorganization. At meetings held on October 2, 2006 and December 11, 2006, the Board approved a series of initiatives that are designed to: (a) streamline the operations and product offerings of the Funds;
(b) integrate the operations of the Funds; and (c) seek to take advantage of potential economies of scale that may result from eliminating certain costs associated with operating a corporation and a business trust in two different states. The Reorganization of the Funds will include, among other things, the Reorganization to a single jurisdiction. The Reorganization is expected to be completed by May 23, 2007, although that date may be changed in accordance with the Reorganization Agreement.

      The primary purpose of the proposed Reorganization is to seek future economies of scale and to eliminate certain costs associated with operating two different business entities in different states. In unanimously approving the Reorganization, the Board requested and evaluated such information as it reasonably believed necessary to make the determinations that the proposed Reorganization would be in the best interest of each Fund and that the interests of each Fund's shareholders would not be diluted as a result of the Reorganization. We summarize the key factors considered by the Board:

      The Administrator of the Funds, Brown Brothers Harriman Trust Company, LLC ("Administrator") has informed the Board that they believe that by establishing the New BBH Trust and reorganizing all of the assets of each Predecessor Fund into its corresponding Successor Fund, the Successor Funds should be able to realize greater operating efficiencies.

      In recent years, many mutual funds have reorganized as Delaware statutory trusts. The Administrator has also informed the Board that it believes that the proposed Delaware statutory trust provides the most flexible and cost-efficient method of operating the Funds for the benefit of the Funds' shareholders. The Board's Independent Counsel also noted that a Delaware statutory trust form would benefit the Funds' Board and the Funds' shareholders by providing greater certainty regarding their personal liabilities for Fund obligations.

      The Board considered that: (a) the investment objective, policies and restrictions of each Predecessor Fund will be identical to those of each Successor Fund (assuming the approval of changes to investment policies and restrictions set forth above in Proposal 3); and (b) the Successor Funds will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized by the management of the Predecessor Funds immediately prior to the Reorganization.

      The Board also considered the fact that: (a) there was no anticipated material effect on the Funds' annual fund operating expenses and shareholder fees and services as a result of the Reorganization; and (b) there were no anticipated direct or indirect federal income tax consequences of the Reorganization to Fund shareholders.

WHAT EFFECT WILL REORGANIZATION HAVE ON THE FUNDS AND THEIR SHAREHOLDERS?

Immediately after the Reorganization, shareholders of the Predecessor Funds will own shares of each corresponding Successor Fund that are equal in number and value to the shares of each Predecessor Fund that were held by those shareholders immediately prior to the Closing Date of the Reorganization. For example, if you own 100 shares of a Predecessor Fund, immediately prior to the Closing Date of the Reorganization, you would own 100 shares of the corresponding Successor Fund having the same net asset value as your original 100 shares of the Predecessor Fund following the Closing Date of the Reorganization.

      As a result of the Reorganization, shareholders of the Predecessor Funds, which are now part of either a Massachusetts business trust or a Maryland Corporation, will become shareholders of the corresponding Successor Fund, which is part of Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see "Comparison of the Predecessor Funds and the Successor Funds" described below.

      The Reorganization will not result in any change in the investment objective or principal investment strategies, investment adviser, portfolio managers or service providers of any of the Funds. Each Successor Fund will offer the same services to shareholders as are currently provided by its corresponding Predecessor Fund.

WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

No. The full value of your shares of a Predecessor Fund will be exchanged for shares of the corresponding Successor Fund without any sales load, commission or other transactional fee being imposed.

WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF REORGANIZATION?

As a condition to the Funds' obligation to consummate the Reorganization, the Predecessor Funds and the Successor Funds will receive an opinion from counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes.

WHO BEARS THE EXPENSES RELATED TO THE REORGANIZATION?


The Funds' shareholders will bear the expenses associated with the Reorganization on a pro rata basis. The expenses are estimated to be less than $200,000.


THE BOARD OF THE FUNDS RECOMMENDS THAT THE FUNDS VOTE "FOR" PROPOSAL 4

                    SUMMARY OF THE REORGANIZATION AGREEMENT

We summarize below the important terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, the form of which is included as Exhibit "D" to this Proxy Statement.

The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Predecessor Funds; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after May 23, 2007.
The Reorganization Agreement provides that each Successor Fund will acquire all of the assets, subject to all the liabilities of the corresponding Predecessor Fund in exchange for shares of the Successor Fund. Subject to the satisfaction of the condition described below, such acquisition is scheduled to occur on the Closing Date, or such later date as may be agreed upon by the parties. The number of full and fractional shares of the Successor Fund you will receive in the Reorganization will be equal to the number of full and fractional shares of the Predecessor Fund you own on the Closing Date and, if applicable, will be of the same class as the shares you own on the Closing Date.
      As part of the closing of the Reorganization, each Predecessor Fund will liquidate and distribute pro rata to its shareholders of record the shares of the respective Successor Fund received in the Reorganization, as calculated on the Closing Date. The liquidation and distribution of the Predecessor Funds shares will be accomplished by the transfer of the Successor Fund to a newly created account on the books for that Successor Fund in the names of the Predecessor Fund shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be cancelled on the books of the Predecessor Funds. The stock transfer books of the Predecessor Funds will be permanently closed after the Reorganization. The Successor Fund will not issue share certificates representing Successor Fund shares issued in connection with the Reorganization.
      After such distribution, the Funds will take all the necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete termination of the Predecessor Funds to the extent that the Funds have no outstanding shares following the closing of the Reorganization. Upon the completion of the Reorganization, the Trust and the Corporation will be deregistered as investment companies under the 1940 Act, and their existence terminated. The Board has determined, with respect to each Fund that the interests of shareholders of each Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund and its shareholders.
      The Reorganization Agreement must be approved by shareholders of each Predecessor Fund, voting separately. In the event that shareholders of a particular Fund do not approve the Reorganization of that Predecessor Fund with and into the corresponding Successor Fund, the Reorganization Agreement will continue to remain in full force and effect with respect to the reorganizations, redomiciliations and liquidations of the other Predecessor Funds and their corresponding Successor Funds for which such shareholder approval has been granted. The Reorganization Agreement further provides that the benefits and obligations attendant to the Reorganization are severable with respect to each Predecessor Fund and its corresponding Successor Fund.
      The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Predecessor Funds, if circumstances should develop that, in the Board's opinion, makes proceeding with the Reorganization inadvisable.

          COMPARISON OF THE PREDECESSOR FUNDS AND THE SUCCESSOR FUNDS

The BBH Trust is a Massachusetts business trust governed by its Declaration of Trust and By-Laws. BBH Fund, Inc. is a Maryland corporation governed by its Articles of Incorporation and By-Laws. If the Reorganization is approved, the New BBH Trust will be a Delaware business trust governed by its Agreement and Declaration of Trust and By-Laws. The operations of the New BBH Trust will also be governed by applicable Delaware law and federal law.

Under its Agreement and Declaration of Trust and By-Laws, the Board of Trustees will have more flexibility and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees to act more quickly to changes in competitive and regulatory conditions and, as a consequence allow the New BBH Trust to operate in a more efficient and economical manner (but will reduce the circumstances in which shareholder approval will be required). Delaware law also promotes ease of administration by permitting the Trustees to take certain actions, for example, establishing new investment series of the New BBH Trust, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Trustees of the New BBH Trust will have the same fiduciary obligations to act with due care and in the interest of the Successor Funds and its shareholders as they do now.

Certain similarities and differences between these entities are summarized below, although this is not a complete comparison. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders upon written request.

SHAREHOLDER LIABILITY:


      Generally, liability is limited for shareholders of the New BBH Trust to the same extent as for shareholders of BBH Fund, Inc. a Maryland corporation. With respect to BBH Trust, a Massachusetts business trust, as further noted below, there is the potential, although only a remote possibility, that those shareholders may be liable for the obligations of BBH Trust.


      THE SUCCESSOR FUNDS (NEW BBH TRUST):


      The Agreement and Declaration of Trust of the New BBH Trust provides that shareholders are not subject to any personal liability whatsoever with respect to the Successor Funds or any class of shares of Successor Funds.


      THE PREDECESSOR FUNDS (BBH FUND, INC.):


      These Funds are organized as a Maryland corporation, and as such, its stockholders generally have no personal liability for its acts or obligations.


      THE PREDECESSOR FUNDS (BBH TRUST):


      Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances where the shareholders control the management of the trust, be held personally liable for the obligations of the trust. The Declaration of Trust for BBH Trust states that "No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust", and unless a shareholder "controls" the trustees the shareholder will have no such personal liability for the obligations of the trust.


TRUSTEE/DIRECTOR LIABILITY:


      THE SUCCESSOR FUNDS (NEW BBH TRUST):


      The Trustees of the New BBH Trust are not be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other person or persons in connection with the assets or affairs of the New BBH Trust or of any series or class, save only that arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or the discharge of his or her duties.


      THE PREDECESSOR FUNDS (BBH FUND, INC.):


No Director or Officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty except to the extent such exemption is not permitted by law.


      THE PREDECESSOR FUNDS (BBH TRUST):


      No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any persons other than the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or its duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.


TRUSTEE/DIRECTOR INDEMNIFICATION:


      THE SUCCESSOR FUNDS (NEW BBH TRUST):


      The New BBH Trust permits indemnification of such Trustees to the fullest extent permissible under applicable laws against liability in connection with a claim, action, suit or proceeding in which the Trustee becomes involved by virtue of being or having been a Trustee, except for any "disabling conduct." Disabling Conduct means the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustees' office.


      THE PREDECESSOR FUNDS (BBH FUND, INC.):


      The Articles of Incorporation and By-Laws of the Corporation provide that it will indemnify the Directors and its former Directors to the fullest extent permitted by law.


      THE PREDECESSOR FUNDS (BBH TRUST):


      The Declaration of Trust of the Trust provides that "every person who is or has been a Trustee of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner not otherwise prohibited or limited by law as the Trustees may provide from time to time in the By-Laws."


LIQUIDATION, TERMINATION OR DISSOLUTION:


      THE SUCCESSOR FUNDS (NEW BBH TRUST):


      Under the Agreement and Declaration of Trust of the Successor Funds, the New BBH Trust may be dissolved at any time by vote of a majority of the shares of the New BBH Trust entitled to vote or by the Board of Trustees by written notice to the shareholders. Any series or class may be dissolved or liquidated at any time by vote of a majority of the shares of that series or class or by the Board of Trustees by written notice to the shareholders of that series or class.


      THE PREDECESSOR FUNDS (BBH FUND, INC.):


      In order to liquidate or dissolve a Fund that is a series of a Maryland Corporation, the Directors must first redeem all the outstanding shares of that Fund, which the Directors may do without stockholder approval. Once all the shares are redeemed, the Directors may then liquidate or dissolve the Fund without stockholder approval.


      THE PREDECESSOR FUNDS (BBH TRUST):


      The Trust or any series or any class may be terminated (i) by the affirmative vote of the holders of not less than two-thirds of the shares of the Trust, the series or the class, respectively, outstanding and entitled to vote at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such shares or by such other vote as may be established by the Trustees with respect to any class or series of shares, or
(iii) by the Trustees by written notice to the shareholders.


RIGHTS OF INSPECTION:


      THE SUCCESSOR FUNDS (NEW BBH TRUST):


      The Successor Funds withhold any right of inspection unless granted by law or provided for in a resolution of the Trustees, or approved by shareholders at a meeting.


      THE PREDECESSOR FUNDS (BBH FUND, INC.):


      The Articles of Incorporation of the Corporation authorize the Directors to determine whether and to what extent and to what time and places and under what conditions and regulations the books and accounts of the corporation shall be open to the inspection of the stockholders. No stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors or of the stockholders.


      THE PREDECESSOR FUNDS (BBH TRUST):


      Although not directly applicable, Massachusetts corporation law may be considered persuasive on matters concerning rights of inspection. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose relative to the affairs of the corporation.

SHAREHOLDER VOTING RIGHTS AND SHAREHOLDER MEETINGS:


      THE SUCCESSOR FUNDS (NEW BBH TRUST):



      The shareholder of record of each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Shareholders are not entitled to cumulative voting in the election of Trustees or on any other matter. Shares may be voted in person or by proxy.

      Meetings of the shareholders may be called by the Board of Trustees for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust or by the By-Laws. Meetings of the shareholders may also be called by the Board of Trustees from time to time for the purpose of taking action upon any other matter deemed by the Board of Trustees to be necessary or desirable. Meetings of shareholders may be called only by the Board of Trustees in their sole discretion.



      THE PREDECESSOR FUNDS (BBH FUND, INC.):


      Each share held of the Corporation entitles a stockholder of such Fund one vote, with fractional shares receiving a proportionate interest. A special meeting of stockholders of the Corporation may be called by the Directors or by stockholders upon the written request of holders of not less than 25% of all the votes entitled to be cast. Written stockholder consents in lieu of a meeting are required to be signed by all stockholders.


      THE PREDECESSOR FUNDS (BBH TRUST):


      Each whole share of the Trust is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Special meetings of shareholders may be called by the Chairman or a majority of Trustees and will be called by the Secretary upon receipt of the written request of no less than 25% of the shares issued and outstanding and entitled to vote.


REORGANIZATION/COMBINATION TRANSACTIONS:


      THE SUCCESSOR FUNDS (NEW BBH TRUST):


      A majority of the Board of Trustees may cause the New BBH Trust to sell, convey and transfer all or substantially all of the assets of the New BBH Trust, or all or substantially all of the assets associated with any one or more Series or class, to another trust, statutory trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, or to one or more separate series or classes thereof, or to the New BBH Trust to be held as assets associated with one or more other Series or class of the New BBH Trust. However, if required by the 1940 Act, no assets associated with any particular Series or class shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the "vote of a majority of the outstanding voting securities," as such phrase is defined in the 1940 Act, of that Series or class.

      THE PREDECESSOR FUNDS (BBH FUND, INC.):


      Under Maryland Corporate law, any agreement to consolidate, merge, exchange shares or transfer assets must be approved by the stockholders of the Corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.


      THE PREDECESSOR FUNDS (BBH TRUST):


The Trust may merge or consolidate with any other corporation, association, trust or other organization, and a series of the Trust may merge or consolidate with another series of the Trust and a class or classes may merge or consolidate with another class or classes or with a series of the Trust, or the Trust may sell, lease or exchange all or substantially all of the trust property or the trust property allocated to a series or class, including its good will, upon such terms and conditions and for such consideration when and an authorized, at any meeting of shareholders of the Trust or of the affected series or class, as the case maybe, called for the purpose, by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of such shares, or by such other vote as maybe established by the Trustees with respect to any series or class of shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, a majority shareholder vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.


AMENDMENT OF CHARTER DOCUMENT:


      THE SUCCESSOR FUNDS (NEW BBH TRUST):


      Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Board of Trustees and, if required, by approval of such amendment by shareholders.


      THE PREDECESSOR FUNDS (BBH FUND, INC.):


      The Articles of Incorporation provide that the right from time to time to amend, alter or repeal any of the provisions of the Articles of Incorporation (including any amendment that changes the terms of any of the outstanding shares by classification, reclassification or otherwise), and any contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding shares, and to add or insert any other provisions that may, under the statutes of the State of Maryland at the time in force, be lawfully contained in articles of incorporation, and all rights at any time conferred upon the stockholders of the Corporation by the Articles of Incorporation are subject to this provision.


      THE PREDECESSOR FUNDS (BBH TRUST):


      The Declaration of Trust may be amended by a majority shareholder vote as defined in the 1940 Act. The Trustees may also amend the Declaration without the vote or consent of shareholders to designate series or classes, to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform the Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, or to reduce or eliminate the payment of taxes by shareholders, the Trust or any class or series thereof under applicable federal or state laws or regulations.


DERIVATIVE ACTIONS:


      THE SUCCESSOR FUNDS (NEW BBH TRUST):


      Shareholders of the New BBH Trust are permitted to bring a derivative action on behalf of the New BBH Trust only if the shareholder or shareholders first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the New BBH Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.


      THE PREDECESSOR FUNDS (BBH FUND, INC.):


      Under Maryland law, stockholders may not bring a derivative action unless they have first made a demand upon the Corporation to sue in its own name, and the demand was refused. If the Directors improperly refuse to bring a derivative suit, or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the Corporation's other stockholders before commencing suit.


      THE PREDECESSOR FUNDS (BBH TRUST):


      While not directly applicable, Massachusetts corporation law may be considered persuasive authority for matters concerning derivative actions by a Massachusetts business trust's shareholders. Under Massachusetts corporation law, any shareholder that was a shareholder of the corporation at the time of the act or omission complained of may commence a derivative proceeding after written demand has been made upon the corporation to take suitable action and at least 90 days has elapsed (assuming no shareholder vote is taken with respect to the demand) or if irreparable injury to the corporation would result by waiting for the expiration of such period.


      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN CHARACTERISTICS OF THE OPERATIONS OF THE NEW BBH TRUST, ITS RELEVANT CORPORATE GOVERNANCE DOCUMENTS AND RELEVANT STATE LAW. THE FOREGOING IS NOT A COMPLETE DESCRIPTION OF THE DOCUMENTS CITED. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF SUCH DOCUMENTS AND STATE LAWS GOVERNING THE NEW BBH TRUST FOR A MORE THOROUGH DESCRIPTION.



      THE BOARD OF THE FUNDS RECOMMENDS THAT THE FUNDS VOTE "FOR" PROPOSAL 4

INFORMATION ABOUT THE FUNDS

PRINCIPAL SHAREHOLDERS:


As of April 5, 2007, the Funds had the following number of outstanding shares of beneficial interest:

      BBH Trust                            Shares Outstanding

      BBH Money Market Fund                2,106,576,858
      BBH U.S. Treasury Money Fund            82,639,894
      BBH Tax Exempt Money Fund              367,089,461


      BBH Fund, Inc.                       Shares Outstanding

      BBH International Equity Fund           39,137,115
      BBH Broad Market Fund                   25,995,107
      BBH Real Return Fund                    36,000,688
      BBH Core Select                          7,798,384


Each share is entitled to one vote and fractional shares have proportionate voting rights.

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Funds' management, as of April 5, 2007, the following entities held beneficially or of record more than 5% of the Funds' outstanding shares:

BBH U.S. TREASURY MONEY FUND:
                               Percentage        Shares Owned
BBH & Co. Omnibus Account      99.9%             82,620,245

BBH MONEY MARKET FUND:
Regular Shares                 Percentage        Shares Owned
BBH & Co. Omnibus Account      99.9%             1,270,440,890

BBH MONEY MARKET FUND:
Institutional Shares           Percentage        Shares Owned
BBH & Co. Omnibus Account      100.0%            834,721,795

BBH TAX EXEMPT MONEY FUND:
                               Percentage        Shares Owned
BBH & Co. Omnibus Account      99.9%             366,819,582

BBH CORE SELECT:
                               Percentage        Shares Owned
BBH & Co. Omnibus Account         88.9%          6,931,378
Wachovia Bank                    8.4%            651,929

BBH REAL RETURN FUND:
      Class N shares                 Percentage        Shares Owned
      Charles Schwab                 49.4%             12,899,819
      BBH & Co. Omnibus Account      19.7              5,151,558
      National Financial             21.8%             5,696,800
      Services Corp.

      Class I shares                 Percentage        Shares Owned
      BBH & Co. Omnibus Account      30.8%             3,047,398
      Charles Schwab                 15.9%             1,572,751
      National Financial
      Services Corp.                 6.9%              679,910
      Northern Trust Co.             6.0%              594,652
      Key Bank, N.A.                 21.3%             2,111,150
      Wells Fargo Bank, N.A.         7.0%              692,518
      NA Bank Co.                    5.3%              527,827

BBH INTERNATIONAL EQUITY FUND:
      Class N shares           Percentage        Shares Owned
      BBH & Co.
      Omnibus Account          96.4%             35,212,249

      Class I shares           Percentage        Shares Owned
      BBH & Co.
      Omnibus Account          100.0%            2,593,256

BBH BROAD MARKET FUND:
      Class N shares           Percentage        Shares Owned
      BBH & Co.
      Omnibus Account          93.9  %           14,346,204

      Class I shares           Percentage        Shares Owned
      BBH & Co.
      Omnibus Account          87.0%             9,297,827
      Louis Calder Foundation  8.5%              907,209

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

The following table shows the names, addresses and principal occupations of the Principal Executive Officer and each general partner of the Investment Adviser:

NAME                    ADDRESS                                                                    OCCUPATION
J. William Anderson     140 Broadway New York, NY 10005                                              Banker
Glenn E. Baker          140 Broadway New York, NY 10005                                              Banker
Peter B. Bartlett       140 Broadway New York, NY 10005                                              Banker
Thomas E. Berk          140 Broadway New York, NY 10005                                              Banker
Brian A. Berris         140 Broadway New York, NY 10005                                              Banker
Taylor S. Bodman        40 Water Street Boston, MA 02109                                             Banker
John J. Borland         240 Royal Palm Way Palm Beach, FL 33480                                      Banker
Timothy J. Connelly     40 Water Street Boston, MA 02109                                             Banker
Douglas A. Donahue, Jr. 40 Water Street Boston, MA 02109                                             Banker
Anthony T. Enders       140 Broadway New York, NY 10005                                              Banker
Alexander T. Ercklentz  140 Broadway New York, NY 10005                                              Banker
Dario Galindo           140 Broadway New York, NY 10005                                              Banker
John A. Gehret          140 Broadway New York, NY 10005                                              Banker
Kathryn C. George       140 Broadway New York, NY 10005                                              Banker
Elbridge T. Gerry, Jr.  140 Broadway New York, NY 10005                                              Banker
Robert R. Gould         40 Water Street Boston, MA 02109                                             Banker
Kyosuke Hashimoto       2-31-19, Shiba, Minato-ku  Banzai Building 5th floor Tokyo, 105-0014 Japan   Banker
Landon Hilliard         140 Broadway New York, NY 10005                                              Banker
Jeffrey R. Holland      Veritas House 125 Finsbury Pavement London EC2A 1PN, England                 Banker
Charles O. Izard        227 West Trade Street, Suite 2100 Charlotte, North Carolina 28202            Banker
NAME                    ADDRESS                                                                    OCCUPATION
Radford W. Klotz        140 Broadway New York, NY 10005                                              Banker
Susan C. Livingston     40 Water Street Boston, MA 02109                                             Banker
T. Michael Long         140 Broadway New York, NY 10005                                              Banker
Hampton S. Lynch, Jr.   140 Broadway New York, NY 10005                                              Banker
Michael W. McConnell    140 Broadway New York, NY 10005                                              Banker
John P. Molner          140 Broadway New York, NY 10005                                              Banker
William H. Moore III    140 Broadway New York, NY 10005                                              Banker
Donald B. Murphy        140 Broadway New York, NY 10005                                              Banker
Yukinori Nagahisa       2-31-19, Shiba, Minato-ku  Banzai Building 5th floor Tokyo, 105-0014 Japan   Banker
John A. Nielsen         140 Broadway New York, NY 10005                                              Banker
A. Heaton Robertson     40 Water Street Boston, MA 02109                                             Banker
Jeffrey A. Schoenfeld   140 Broadway New York, NY 10005                                              Banker
W. Carter Sullivan III  140 Broadway New York, NY 10005                                              Banker
Stokley P. Towles       40 Water Street Boston, MA 02109                                             Banker
Andrew J. F. Tucker     140 Broadway New York, NY 10005                                              Banker
Lawrence C. Tucker      140 Broadway New York, NY 10005                                              Banker
William B. Tyree        140 Broadway New York, NY 10005                                              Banker
Douglas C. Walker       1531 Walnut Street Philadelphia, Pennsylvania 19102                          Banker
William J. Whelan, Jr.  40 Water Street Boston, MA 02109                                             Banker
Richard H. Witmer, Jr   140 Broadway New York, NY 10005                                              Banker

The following officers of the Corporation and the Trust are partners, officers or employees of BBH & Co.

John A. Nielsen
Birth Date:
July 15, 1943
140 Broadway
New York, NY 10005
President and Principal Executive Officer of the Corporation and the Trust and Managing Director and Partner of BBH & Co.

Charles H. Schreiber
Birth Date: December 10, 1957
140 Broadway
New York, NY 10005
Treasurer, Principal Financial Officer and Anti-Money Laundering Officer for the Corporation and the Trust and Senior Vice President of BBH & CO.

Mark Nixon
Birth Date:
January 14, 1963
140 Broadway
New York, NY 10005
Assistant Secretary, Assistant Treasurer of the Corporation and the Trust and Vice President of BBH & Co.

Michael F. Hogan
Birth Date: January 25, 1963
50 Milk Street Boston, MA 02109
Chief Compliance Officer of the Corporation and the Trust and Vice President of BBH & Co.

John C. Smith
Birth Date: August 2, 1965
50 Milk Street
Boston, MA 02109
Assistant Treasurer of the Corporation and the Trust and Assistant Vice President and Senior Analyst of BBH & Co.

SERVICE PROVIDERS FOR THE FUNDS

      THE ADVISER. The investment adviser to each of the Funds is Brown Brothers Harriman & Co. located at 140 Broadway, New York, NY 10005. Pursuant to the current Investment Advisory Agreement, BBH provides investment advice and portfolio management services to the Funds. In this regard, it is the responsibility of BBH & Co. to make the day-to-day investment decisions for the Funds, to place the purchase and sale orders for portfolio transactions of the Funds, and to manage, generally, the investments of the Funds.

      With regard to the BBH International Equity Fund, BBH & Co. employs a "manager-of-managers" investment approach, whereby it allocates the Fund's assets among the Fund's sub-advisers--currently, Walter Scott & Partners Limited ("Walter Scott") and Mondrian Investment Partners Limited ("Mondrian"). Subject to the supervision of the Fund's Board of Directors, BBH &Co. oversees the sub-advisers, who are paid by BBH & Co. and not by the Fund.

      THE ADMINISTRATOR. The administrator of the Funds is Brown Brothers Harriman Trust Company, LLC, (a wholly owned subsidiary of BBH & Co.). Pursuant to a separate Sub-administrative Services Agreement between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and BBH & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Funds as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of BBH & Co. and its offices are located at 140 Broadway, New York, NY 10005. Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The Distributor. Edgewood Services, Inc. ("Edgewood"), a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Funds' distributor. Edgewood is located at 5800 Corporate Drive, Pittsburgh, PA 15237-7000. Federated and Edgewood are indirect, wholly owned subsidiaries of Federated Investors, Inc.

      THE DISTRIBUTOR. Edgewood Services, Inc. ("Edgewood") is a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Funds' Distributor. Edgewood is located at 5800 Corporation Drive, Pittsburgh, Pennsylvania, 15237-7000. Edgewood is an indirect, wholly owned subsidiary of Federated Investors, Inc.

      THE SHAREHOLDER SERVICING AGENT. The shareholder servicing agent for the Funds is BBH & Co. and its offices are located at 140 Broadway, New York, NY 10005.

      THE CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT. The custodian for the Funds is BBH & Co. and its offices are located at 40 Water Street, Boston, MA 02109. The transfer and dividend disbursing agent for the Funds is Citigroup Global Transaction Services and its offices are located at Two Portland Square, Portland, ME 04101.

            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING


      RECORD DATE. Shareholders of record at the close of business on April 5, 2007 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting.


      VOTING. You may vote your shares in person, by attending the Special Meeting or by mail. To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided.

      Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your shares will be voted IN FAVOR of Approval of the Proposals.

      REVOCATION OF PROXIES. You may revoke your proxy at any time by sending to the Funds a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person. Shareholders who communicate proxies by telephone or by other means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form.

      SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by the Funds' shareholders. The Funds will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Funds' shareholders will pay all costs associated with the solicitation and the Special Meeting.

      Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Funds, Citigroup Global Transaction Services (the Funds' transfer agent), BBH & Co. (the Funds' administrator) or, if necessary, a commercial firm retained for this purpose. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact.

      VOTING BY BROKER-DEALERS. The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that with respect to some proposals, the New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

      If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

      VOTING BY ELIGIBLE INSTITUTIONS. The Funds' organizational documents provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any Shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the Special Meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution will be deemed to be represented at the meeting for purposes of quorum requirements.

      QUORUM AND REQUIRED VOTE. In the case of the Corporation, the holders of one third of the total number of outstanding shares, present in person or by proxy, shall be required to constitute a quorum for purposes of considering the Proposals. In the case of the Trust, the holders of a majority of the total number of outstanding shares, present in person or by proxy, shall be required to constitute a quorum for purposes of considering the Proposals.

      For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but will not be treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the Proposal.

      A quorum of shareholders is required to take action at the Special Meeting. A quorum of the shareholders of both the Trust and the Corporation is required in order to take any action at the Special Meeting. In addition a quorum of the shareholders of each Fund is required in order for action to be taken by the shareholders of that Fund with respect to Proposals 2, 3 and 4.

      Each nominee named in Proposal 1 must be elected by a plurality of the voting power of the shares of the relevant Trust or Corporation voted at the Special Meeting. Shares of each Fund that comprises the Trust will be counted together in determining the results of the voting for Proposal 1. Shares of each Fund that comprises the Corporation will be counted together in determining the results of the voting for Proposal 1.

      The approval by shareholders of the Funds of Proposals 2, 3 and 4 will be determined on the basis of a vote of a "majority of the outstanding voting securities" of each Fund, as defined in and required by the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Funds present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Funds.

      Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.


      ADJOURNMENT. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

      SHAREHOLDER PROPOSALS. The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Funds' offices at, 140 Broadway, New York, New York 10005, Attention: President, so they are received within a reasonable time before any such meeting. The Board knows of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Funds.

      By the Order of the Board of Trustees/Directors of Funds

      /s/ Gail C. Jones
      Gail C. Jones
      Secretary

                                      EXHIBIT A

FUND MANAGEMENT

TRUSTEES/DIRECTORS OF THE FUNDS

Any shareholder who wishes to send a communication to the Board should send communications to the attention of the Fund's President at 140 Broadway, New York, NY 10005. If a shareholder wishes to send a communication directly to an individual Trustee/Director or to a Committee of the Board, then communication should be specifically addressed to such individual Trustee/Director or Committee and sent in care of the Board's President at the same address.

After reviewing the communication, the Board's President will then immediately forward the communication to the Board. Communications to individual Trustees/ Directors sent in care of the Funds' President will be immediately forwarded to the individual Trustee/Director or Committee.

The Board is not required to hold annual meetings of shareholders. However, if a shareholder meeting is held, it is the policy of the Board to invite Trustees/ Directors, but not require them to attend.
Information pertaining to the Trustees/Directors business addresses, ages, principal occupations during the last five years, other current directorships, ownership of shares and compensation from the Funds is set forth below. None of the Trustees/Directors are "interested persons" as defined by the 1940 Act.

A. INCUMBENT TRUSTEES/DIRECTORS:

NAME,     POSITION(S)  TERM OF  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                                      NUMBER OF OTHER
BIRTH     HELD WITH    OFFICE#                                                                                   FUNDS IN  DIRECTOR-
DATE AND  TRUST/       AND                                                                                       FUND      SHIPS
ADDRESS   CORPORATION  LENGTH                                                                                    COMPLEX   HELD
                       OF TIME                                                                                   OVERSEEN
                       SERVED                                                                                    BY
                                                                                                                 TRUSTEE/
                                                                                                                 DIRECTOR
Joseph V. Chairman of  Since    Managing Director, Chairman and Chief Executive Officer of Shields & Company     10        None
Shields   the Board    1990     (member of New York Stock Exchange); Chairman of Capital Management Associates,
Jr.       and Trustee/          Inc. (registered investment adviser); Director of Flowers Industries, Inc. (New
          Director              York Stock Exchange listed company).
Birth
Date:
March 17,
1938

Shields &
Company
140
Broadway
New York,
NY 10005

Eugene P.     Trustee/ Director Since 1993 Chairman & CEO of Westport Asset Fund, Inc.                                 10  Director
Beard                                                                                                                      of Old
                                                                                                                           Westbury
Birth Date:                                                                                                                Funds (7
March 17,                                                                                                                  Funds)
1935

372 Danbury,
Road
2nd Floor,
Wilson, CT
06897
David P.      Trustee/ Director Since 1990 Director of Jeffrey Co. (1992 to present); Director of QMED (1999 to        10  Director
Feldman                                    present).                                                                       of
                                                                                                                           Dreyfus
Birth Date:                                                                                                                Mutual
November 16,                                                                                                               Funds (59
1939                                                                                                                       Funds)
c/o BBH Funds
140 Broadway,
New York, New
York, 10005
Alan G. Lowy  Trustee/ Director Since 1993 Private Investor.                                                           10  None

Birth Date:
April 17,
1939

4111 Clear
Valley Drive
Encino, CA
91436
Arthur D.     Trustee/ Director Since 1992 Retired; Trustee, R.K. Mellon Family Trust (1981 to June 2003); General     10  None
Miltenberger                               Partner, Mellon Family Investment Company IV, V and VI (1983 to 2002);
                                           Director of Aerostructures Corporation (aircraft manufacturer) (1996 to
Birth Date:                                July 2003).
November 8,
1938

503
Darlington
Road
Ligonier, PA
15658

B. STANDING TRUSTEES/DIRECTORS:

NAME, BIRTH  POSITION(S)     TERM OF OFFICE#  PRINCIPAL OCCUPATION(S) DURING PAST 5   NUMBER OF FUNDS IN FUND COMPLEX      OTHER
DATE AND     HELD WITH       AND LENGTH OF    YEARS                                   OVERSEEN BY TRUSTEE/ DIRECTOR        DIRECTOR-
ADDRESS      TRUST/          TIME SERVED                                                                                   SHIPS
             CORPORATION                                                                                                   HELD
Samuel F.    Standing        Since 2005       Private Investor.                       10                                   None
Pryor, IV    Trustee/
             Director
Birth Date:
June 12,
1955

130 East
67th Street
New York, NY
10021
          Standing        Since 2006                                               10                                   None
H. Whitney   Trustee/                         President, Clearbrook Advisors, a
Wagner       Director                         registered Investment Advisor.
Birth Date:
March 3,
1956
Clear Brook
Advisors
75
Rockefeller
Plaza
14th Floor
New York, NY
10019



    # Each Trustees/Directors holds office until he attains the age of seventy (seventy-two, in the case of Trustees who were elected as such before January 1, 2000), or until he sooner dies, resigns or is removed from office in accordance with the provisions of the BBH Trust's Declaration of Trust or the BBH Fund, Inc.'s Articles of Incorporation, respectively.


BOARD OF TRUSTEES/DIRECTORS (THE "BOARD")

The Board, in addition to supervising the actions of the Funds' Investment Adviser, Sub-advisers, Administrator and Distributor, as described below, decide upon matters of general policy with respect to the Funds. The Board meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the member of the Board who are not "interested persons" thereof (as defined in the 1940
Act) (the "Independent Trustees/Directors") review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Independent Trustees/Directors are assisted in this process by independent legal counsel.

The Independent Trustees/Directors, except for Mr. Shields, serve on an Audit Committee that selects the independent public accountants for the Funds and review accounting policies and controls. The Audit Committee held four meetings during the Funds' last fiscal year.

Messrs. Feldman, Shields, Pryor and Wagner serve on a Valuation Committee for the Funds which meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held twelve meetings during the Funds' last fiscal year.

The Board's policy is that the selection and nomination of Independent Directors/Trustees is committed to the Independent Directors/Trustees. The Independent Directors/Trustees met four ties during the Funds' last fiscal year.

The Independent Trustees selects and nominates persons for election to the Funds' Board when vacancies occur. The Independent Trustees will consider candidates recommended by shareholders. Any shareholder who desires to have an individual considered for nomination by the Independent Trustees must submit a recommendation in writing to the President of the Funds, at the following address: BBH Funds 140 Broadway, New York, New York, 10005, Attention BBH Funds President. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience.

TRUSTEE/DIRECTOR EQUITY OWNERSHIP AS OF 12/31/06

A. INCUMBENT TRUSTEES/DIRECTORS:

Name of      Dollar Range  Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by
Trustee      of Equity     Trustee/Director in BBH Family of Funds
             Securities in
             Funds
Joseph V.    None          None
Shields, Jr.
Eugene P.    None          None
Beard
David P.     None          None
Feldman
Alan G. Lowy None          None
Arthur D.    None          Over $100,000
Miltenberger

B. STANDING TRUSTEES/DIRECTORS:

Name of  Dollar Range of Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by
Trustee  Equity          Trustee/Director in BBH Family of Funds
         Securities in
         Funds
Samuel   None            None
F.
Pryor,
IV
H.       None            None
Whitney
Wagner


As of March 30, 2007, the Trustees/Directors, including the standing Trustees/Directors, as a group owned beneficially less than 1% of the outstanding shares of the Funds, and to the knowledge of the Funds, no person owned beneficially more than 5% of the outstanding shares of any Fund, except as set forth below.

As of March 30, 2007, the Partners of Brown Brothers Harriman and their immediate families owned 101,017,621 shares (7.91%) of the Regular shares of the BBH Money Market Fund; 10,025,580 shares (1.17%) of the Institutional shares of the BBH Money Market Fund; 24,030,361 shares (6.94%) of the BBH Tax Exempt Money Fund; 7,991,461 shares (9.25%) of the BBH U.S. Treasury Money Fund; 623,181 (7.99%) shares of BBH Core Select; 659,853 (1.83%) Class N shares of the BBH International Equity Fund; 357,560 (2.36%) Class N shares of the BBH Broad Market Fund; and less than 1% of the Class I shares of the International Equity Fund and Class N shares and Class I shares of the BBH Real Return Fund.

As of March 30, 2007, Brown Brothers Harriman and its affiliates separately have investment discretion over an additional 663,299,853 shares (31.07%) of the BBH Money Market Fund; 206,180,450 shares (59.57%) of the Tax Exempt Money Fund; and 2,861,824 shares (3.31%) of the U.S. Treasury Money Fund; 4,194,356 (53.78%)
shares of the BBH Core Select; 6,498,063 (17.59%) of the BBH Real Return Fund; 29,582,062 (76.35%) of the BBH International Equity Fund; and 18,710,011 (72.49%) of the BBH Broad Market Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.


No Nominee Trustee/Director owns beneficially or of record securities by (i) the Investment Adviser or principal underwriter of the Funds, or (ii) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

COMPENSATION

Each member of the Board receives a base annual fee of $50,000 and such base annual fee is allocated among all series of the BBH Trust and BBH Fund, Inc. (in each case, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional fee of $12,500 and $10,000 per year, respectively. In addition, each Trustee/Director receives an additional fee of $2,500 for attending each special Board meetings (meetings of the Board other than the regularly scheduled quarterly Board meetings).

TRUSTEE/DIRECTOR COMPENSATION FOR THE CALENDAR YEAR ENDED 12/31/2006

A. INCUMBENT TRUSTEES/DIRECTORS:

AGGREGATE COMPENSATION FROM EACH FUND PAST CALENDAR    JOSEPH V.       EUGENE P.     DAVID P.       ALAN G.    ARTHUR D.
YEAR                                                   SHIELDS         BEARD         FELDMAN        LOWY       MILTENBERGER
BBH MONEY MARKET FUND                                  $19,956.83      $16,108.73    $16,108.73     $16,108.73 $19,258.06
BBH TAX EXEMPT MONEY FUND                              $6,849.55       $5,527.35     $5,527.35      $5,527.35  $6,581.82
BBH U.S. TREASURY MONEY FUND                           $1,472.43       $1,190.93     $1,190.93      $1,190.93  $1,411.47
BBH CORE SELECT                                        $1,033.97       $834.12       $834.12        $834.12    $998.62
BBH INTERNATIONAL EQUITY FUND                          $6,744.23       $5,438.83     $5,438.83      $5,438.83  $6,521.01
BBH REAL RETURN FUND                                   $7,728.04       $6,244.49     $6,244.49      $6,244.49  $7,405.78
BBH BROAD MARKET FUND                                  $3,448.89       $2,784.67     $2,784.67      $2,784.67  $3,312.29

B. STANDING TRUSTEES/DIRECTORS:

AGGREGATE COMPENSATION FROM EACH FUND PAST CALENDAR YEAR SAMUEL F. PRYOR IV H. WHITNEY WAGNER
BBH MONEY MARKET FUND                                    $16,108.73         $4,084.36
BBH TAX EXEMPT MONEY FUND                                $5,527.35          $1,311.25
BBH U.S. TREASURY MONEY FUND                             $1,190.93          $265.97
BBH CORE SELECT                                          $834.12            $215.27
BBH INTERNATIONAL EQUITY FUND                            $5,438.83          $1,431.57
BBH REAL RETURN FUND                                     $6,244.49          1,398.43
BBH BROAD MARKET FUND                                    $2,784.67          651.61

A. INCUMBENT TRUSTEES/DIRECTORS:

Name of        Pension or Retirement Benefits Accrued as     Estimated Annual        Total Compensation from Fund
Person,        Part of Fund Expenses                         Benefits upon           Complex{circumflex} paid to Trustee
Position                                                     Retirement
Joseph V.      None                                          None                    $65,000
Shields, Jr.,
Trustee
Eugene P.      None                                          None                    $52,500
Beard, Trustee
David P.       None                                          None                    $52,500
Feldman,
Trustee
Alan G. Lowy,  None                                          None                    $52,500
Trustee
Arthur D.      None                                          None                    $62,500
Miltenberger,
Trustee

B. STANDING TRUSTEES/DIRECTORS:

Name of     Pension or Retirement Benefits Accrued as Part Estimated Annual         Total Compensation from Fund
Person,     of Fund Expenses                               Benefits upon Retirement Complex{circumflex} paid to Trustee
Position
Samuel F.   None                                           None                     $52,500
Pryor, IV,
Trustee
H. Whitney  None                                           None                     12,500
Wagner

   {circumflex}The Fund Complex consists of the following investment companies:
BBH Fund, Inc., BBH Trust, BBH Prime Institutional Money Market, Inc., and the BBH U.S. Money Market Portfolio. BBH Fund, Inc. and BBH Trust each have four series.

The officers of the Trust and the Corporation are elected annually by the Board. Each officer holds office for one year and until their respective successors are chosen and qualified. The names, ages, as of the date of this proxy statement, and addresses of the officers of the Trust and the Corporation, as well as their principal occupations during the past five years, are set forth below:

OFFICERS*
NAME, BIRTH  POSITION(S)  TERM OF  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                                   NUMBER OF OTHER
DATE AND     HELD WITH    OFFICE#                                                                                FUNDS IN  DIRECTOR-
ADDRESS      TRUST/       AND                                                                                    FUND      SHIPS
             CORPORATION  LENGTH                                                                                 COMPLEX   HELD
                          OF TIME                                                                                OVERSEEN
                          SERVED                                                                                 BY
                                                                                                                 TRUSTEE/
                                                                                                                 DIRECTOR
John A.      President    Since    President and Principal Executive Officer of the Trust (since January 2004);  N/A       N/A
Nielsen      and          2004     He joined Brown Brothers Harriman & Co. ("BBH & Co.") in 1968 and has been a
             Principal             Partner of the firm since 1987.
Birth Date:  Executive
July 15,     Officer
1943

140 Broadway
New York, NY
10005
Charles H.   Treasurer,   Since    Treasurer, Principal Financial Officer and Anti-Money Laundering Officer of   N/A       N/A
Schreiber    Principal    2006     the Trust; Senior Vice President of BBH & Co. since September 1994; Joined
             Financial             BBH & Co. in 1985.
Birth Date:  Officer,
December 10, Anti-Money
1957         Laundering
             Officer
140 Broadway
New York, NY
10005
Mark Nixon   Assistant    Since    Assistant Secretary of the Trust, BBH Fund, Inc., BBH Prime Institutional     N/A       N/A
             Secretary,   2006     Money Market Fund, Inc. and BBH U.S. Money Market Portfolio (since December
Birth Date:  Assistant             2006), Vice President of BBH & Co. (since October 2006), Accounting Manager,
January 14,  Treasurer             Reserve Funds (August 2005-September 2006) Assistant Controller, Reserve
1963                               Funds (February 2005-August 2005), Private Consultant (December 2001-February
                                   2005).
140 Broadway
New York, NY
10005
Michael F.   Chief        Since    Chief Compliance Officer of the Trust; Senior Vice President of BBH & Co.     N/A       N/A
Hogan        Compliance   2005     since September 1994; Joined BBH & Co. in 1985.
             Officer
Birth Date:
January 25,
1963

50 Milk
Street
Boston, MA
02109
Gail C.      Secretary    Since    Secretary of the Trust (since August 2002); Counsel, ReedSmith, LLP (since    N/A       N/A
Jones                     2002     October 2002); Corporate Counsel (January 1997 to September 2002) and Vice
                                   President (January 1999 to September 2002) of Federated Services Company.
Birth Date:
October 26,
1953

1001 Liberty
Avenue
Pittsburgh,
PA 15222-
3779
Judith J.    Vice         Since    Vice President of the Trust (since August 2002); Vice President (since        N/A       N/A
Mackin       President    2002     November 1997) of Federated Services Company.

Birth Date:
May 30, 1960

1001 Liberty
Avenue,
Pittsburgh,
PA 15222-
3779
Victor R.    Assistant    Since    Assistant Secretary of the Trust (since August 2002); Partner, ReedSmith, LLP N/A       N/A
Siclari      Secretary    2002     (since October 2002); Vice President (March 1996 to September 2002) and
                                   Senior Corporate Counsel (July 1998 to September 2002) of Federated
Birth Date:                        Investors, Inc.
November 17,
1961

1001 Liberty
Avenue
Pittsburgh,
PA 15222-
3779
John C.      Assistant    Since    Assistant Treasurer of the Trust (since August 2002); Assistant Vice          N/A       N/A
Smith        Treasurer    2002     President (since September 2001); Associate (September 2000 to August 2001);
                                   and Senior Analyst (June 1999 to August 2000) of BBH & Co.
Birth Date:
August 2,
1965

50 Milk
Street
Boston, MA
02109

      * All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws). Because of the services rendered to the Trust by the Investment Adviser and the Administrators, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

                                      EXHIBIT B

           INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT
                                   BBH TRUST

      THIS AGREEMENT, entered into on February 1, 2007, between BBH TRUST, a Massachusetts business trust (the "Trust") and BBH FUND, INC., a Maryland corporation (the "Corporation" and, together with the Trust, the "Investment Companies"), on behalf of each of its series from time to time listed on Exhibit A hereto (each a "Fund"), severally and not jointly, and BROWN BROTHERS HARRIMAN & CO., a New York limited partnership ("BBH&Co.").

      WHEREAS, each Investment Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, each Investment Company wishes to retain BBH&Co. to render investment advisory services to the Funds and to provide for the administration of the day to day affairs of each Investment Company and each Fund, and BBH&Co. is willing to render such services;

      NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

      1. Appointment as Investment Adviser and Administrator. Each Investment Company hereby appoints BBH&Co. as its investment adviser to the Funds and as its administrator with respect to all aspects of the operations of each Fund, subject to the general supervision of the trustees of the Investment Company (the "Trustees"), for the period and on the terms set forth in this Agreement. BBH&Co. accepts such appointments and agrees to render the services and assume the obligations set forth in this Agreement, for the compensation provided herein.

      2. Responsibilities as Investment Adviser. Subject to the general supervision of the Trustees, BBH&Co. shall manage the investment operations of each Fund and the composition of each Funds' portfolios of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with each Fund's investment objective and policies as stated in its Prospectus (as defined in paragraph 5 of this Agreement) and subject to the following understandings:

A. BBH&Co. shall furnish a continuous investment program for each Fund's portfolio and determine from time to time what investments or securities will be purchased, retained, sold or lent by each Fund, and what portion of the assets will be invested or held uninvested as cash; provided, however, BBH&Co. may employ or contract with such person, persons, corporation or corporations at its own cost and expense and subject to its supervision and oversight as it shall determine in order to assist it in carrying out its responsibilities under this Agreement; provided, further, that, with respect to the International Equity Fund, BBH&Co. may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense and subject to its supervision as it shall determine in order to assist it in carrying out its responsibilities under this Agreement.

B. BBH&Co. shall use the same skill and care in the management of each Fund's portfolio as it uses in the administration of other accounts for which it has investment responsibility as agent;

C. BBH&Co., in the performance of its duties and obligations under this Agreement, shall act in conformity with the Investment Company's Declaration of Trust and By-Laws and the Prospectuses of each Fund and with the instructions and directions of the Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations including, without limitation, the regulations and rulings of the New York State Banking Department;

D. BBH&Co. shall determine the securities to be purchased, sold or lent by each of the Funds and as agent for the Funds will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and or dealers BBH&Co. intends to seek best price and execution for purchases and sales; BBH&Co. shall also make recommendations regarding whether or not the Funds shall enter into repurchase or reverse repurchase agreements and interest rate futures contracts. On occasions when BBH&Co. deems the purchase or sale of a security to be in the best interest of the Funds as well as other customers, BBH&Co. may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by BBH&Co. in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other customers;

E. BBH&Co. shall maintain books and records with respect to the Funds' securities transactions and shall render to the Trustees such periodic and special reports as the Trustees may reasonably request; and

F. the investment management services of BBH&Co. to the Funds under this Agreement are not to be deemed exclusive, and BBH&Co. shall be free to render similar services to others.

      3. Responsibilities as Administrator. Subject to the general supervision of the Trustees, BBH&Co. shall administer all aspects of the operations of each Investment Company and each Fund. In connection therewith, BBH&Co. shall have the following responsibilities with respect to each Investment Company:

            (a) furnish the Investment Company with adequate office facilities, utilities, office equipment and related services;

            (b) maintain the financial and accounting records required to be maintained for each Fund (including those records maintained by each Fund's custodian);

            (c) furnish the Investment Company and each Fund with ordinary clerical, bookkeeping and recordkeeping services;

            (d) arrange, but not pay for, the preparation for each Fund of all required tax returns and reports to its shareholders and the Securities and Exchange Commission (the "Commission") and the periodic updating of each Fund's Prospectus; and

            (e) oversee the performance of administrative and professional services to the Investment Company and each Fund by others, including each Fund's custodian, transfer agent and shareholder servicing agent.

      BBH&Co. may subcontract for the performance of its obligations hereunder with any one or more persons, including one or more affiliates of BBH&Co.; provided, however, that BBH&Co. shall not enter into any such subcontract unless the Trustees shall have found the subcontracting party to be qualified to perform the obligations sought to be subcontracted, and provided, further that unless an Investment Company otherwise expressly agrees in writing, BBH&Co. shall be as fully responsible to the Investment Company for the acts and omissions of any subcontractor as it would be for its own acts or omissions. If permitted by any sub-administration agreement between any entity with whom BBH&Co. has subcontracted its performance, the sub-administrator may authorize and permit any of its directors, officers and employees who may be elected as officers of the Investment Company to serve in the capacities in which they are elected and the sub-administrator will pay the salaries of all personnel of the Investment Company who are affiliated with the sub-administrator.

      4. Fees and Expenses. In connection with the services rendered by BBH&Co. under this Agreement, BBH&Co. will pay all expenses incurred by it in connection with its activities under this Agreement, other than those assumed by an Investment Company, as set forth in subsections (a) through (m), below. As full compensation for the services provided, the facilities furnished and the expenses borne pursuant to this Agreement (other than as set forth in subsections (a) through (m), below), BBH&Co. shall receive a fee from each Fund equal to the percentage per annum of the average daily net assets of such Fund set forth on Exhibit A hereto. With respect to the Money Market Fund, the Parties hereto agree that the breakpoint established, as set forth on Exhibit A hereto, shall be reviewed every three (3) years, and may be adjusted upwards to take into account the effects of inflation, as measured by the Consumer Price Index or such other basis as the Investment Company and BBH&Co. determine to be appropriate and subject to the approval of shareholders of the Money Market Fund to the extent required by the 1940 Act. The fees set forth on Exhibit A shall be computed based on the net assets of each Fund as of 4:00 P.M. New York time on each business and will be paid monthly during the succeeding calendar month. In the event the expenses of any Fund for any fiscal year (including the fees payable to BBH&Co., but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of such Fund's business) exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any jurisdiction in which Shares of such Fund are then qualified for offer and sale, the compensation due to BBH&Co. hereunder will be reduced by 50% of the amount of such excess, or if such excess expenses exceed the amount of the fees payable to BBH&Co., BBH&Co. shall reimburse such Fund for 50% of the amount by which such expenses exceed such fees. Any reduction in the fee payable and any payment(s) by BBH&Co. to the Funds shall be made monthly and subject to readjustment during the year.


      The following fees and expenses  will be borne directly by each Investment
Company:

            (a) the fees and expenses of BBH&Co. or expenses otherwise incurred for a Fund in connection with the management of the investment and reinvestment of its assets;

            (b) the fees and expenses of Trustees of the Investment Company who are not affiliated persons of BBH&Co. or of an investment company in which a Fund invests its investable assets;

            (c)   the  fees  and  expenses of a Fund's custodian which relate to
      (i) the custodial function and the recordkeeping connected therewith, (ii) the maintenance of the required accounting records of the Fund not being maintained by BBH&Co. or any sub-administrator, (iii) the pricing of the shares of the Fund, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Trustees of the Investment Company, and (iv) the cashiering function in connection with the issuance and redemption of a Fund's securities;

            (d) the fees and expenses of a Fund's transfer agent and shareholder servicing agent, which relate to the maintenance of each shareholder account and the fees and expenses of any eligible institution;

            (e) the charges and expenses of legal counsel and independent accountants for the Investment Company and each Fund;

            (f)   brokers'  commissions  and  any  issue   or   transfer   taxes
      chargeable to a Fund in connection with its securities transactions;

            (g) all taxes and corporate fees payable by the Investment Company and/or each Fund to federal, state or other governmental agencies;

            (h) the fees of any trade association of which the Investment Company may be a member;

            (i) the cost of certificates, if any, representing shares of each Fund;

            (j) the fees and expenses involved in registering and maintaining registrations of the Investment Company and of Fund shares with the Commission, registering the Investment Company as a broker or dealer and qualifying Fund shares under state securities laws, including the preparation and printing of the Investment Company's registration statements and Fund prospectuses for filing under federal and state securities laws for such purposes;

            (k)   the cost of any liability insurance or fidelity bonds;

            (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and prospectuses to Fund shareholders in the amount necessary for distribution to shareholders; and

            (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business of the Investment Company or any Fund. General expenses of the Investment Company shall be allocated among each Fund and each Fund's classes, as the case may be, on the basis of relative net assets and direct expenses shall be charged directly to the respective Fund and each Fund's classes, as the case may be.


      5. Delivery of Documents, Amendments and Supplements. Each Investment Company has delivered copies of the following documents to BBH&Co. and will promptly notify and deliver all future amendments and supplements, if any:

            (a) Declaration of Trust of the Investment Company and any amendments thereto (such Declaration of Trust and any amendments thereto, as presently in effect and further amended from time to time, are herein called the "Organizational Documents" with respect to each Fund);

            (b) By-Laws of the Investment Company (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

            (c) Certified resolutions of the Trustees of the Investment Company authorizing the appointment of BBH&Co. and approving the form of this Agreement; Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement") as filed with the Commission relating to the Investment Company and the Funds' shares, and all amendments thereto;

            (d) Notification of Registration of the Investment Company under the 1940 Act on Form N-8A as filed with the Commission; and

            (e) Prospectuses of the Funds (such prospectuses, as presently in effect and as amended or supplemented with respect to the Funds from time to time, are herein called the "Prospectuses").

      In addition, during the term of this Agreement, the Investment Company agrees to furnish to BBH&Co. at its principal office all proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of a Fund or the public, which refer in any way to BBH&Co. or any affiliate of BBH&Co. that it may employ or contract in order to assist it in carrying out its responsibilities under this Agreement, prior to use thereof and not to use such material if BBH&Co. reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. Each Investment Company shall furnish or otherwise make available to the BBH&Co. such other information relating to the business affairs of the Investment Company and each Fund as BBH&Co. at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.


      6. Books and Records. BBH&Co. shall keep the Funds' books and records that are required to be maintained. BBH&Co. agrees that all records that it maintains for each Fund is the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. BBH&Co. further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by BBH&Co. with respect to the Funds by Rule 31a-1 under the 1940 Act.

      7. Term of Agreement. This Agreement shall continue in effect for two years from its effective date with respect to any Fund, as set forth on Exhibit A, and thereafter only so long as its continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to any Fund by the Investment Company at any time, without the payment of any penalty, by vote of a majority of all the Trustees or by "vote of a majority of the outstanding voting securities" of the Fund on 60 days written notice to BBH&Co., or by BBH&Co. at any time, without the payment of any penalty, on 90 days written notice to the Investment Company. This Agreement will automatically and immediately terminate in the event of its "assignment."

      8. Liability. BBH&Co. shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. BBH&Co. shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees, from time to time, have no authority to act for or represent the Funds or the Investment Company in any way or otherwise be deemed an agent of the Funds or the Investment Company.

      9. Scope of Services. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of BBH&Co. who may also be an officer or employee of the Investment Company to engage in any other business or to devote his time and attention in part to the management, administration, as the case may be, or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the right of BBH&Co. to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

      10. Amendment of Agreement. This Agreement may be amended by mutual consent, provided that any material amendment hereto shall be approved (a) by vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by "vote of a majority of the outstanding voting securities" of the Funds.

      11. Terms. As used in this Agreement, the terms "assignment," "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings assigned to them respectively in the 1940 Act.

      12. Notices. Any notice or other communication to be given pursuant to this Agreement shall be in writing and shall be duly given if delivered or mailed by registered mail, postage prepaid to:

            (a) In the case of BBH&Co.: Brown Brothers Harriman & Co., 140 Broadway, New York, New York 10005, Attention: Treasurer, or at such other address or to such other individual as shall be specified by BBH&Co.

            (b) In the case of BBH Trust, 5800 Corporation Drive, Pittsburgh, Pennsylvania 15237-7010, Attention: Secretary, or at such other address or to such other individual as shall be specified by the Investment Company.

            (c) In the case of BBH Fund, Inc., 5800 Corporation Drive, Pittsburgh, Pennsylvania 15237-7010, Attention: Secretary, or at such other address or to such other individual as shall be specified by the Investment Company.

      13. Authorization; No Personal Liability. The Trustees have authorized the execution of this Agreement, in their capacity as Trustees and not individually, and BBH&Co. agrees that neither the shareholders of each Fund nor the Trustees nor any officer, employee, representative or agent of any Fund shall be personally liable upon, nor shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Investment Company, that the shareholders of each Fund, the Trustees, officers, employees, representatives and agents of the Investment Company shall not be personally liable hereunder, and that BBH&Co. shall look solely to the property of the Investment Company for the satisfaction of any claim hereunder.

      14. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

      15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      16. Separation of Assets and Liabilities. The parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers or Partners designated below on the day and year first above written.


BBH TRUST                            BROWN BROTHERS HARRIMAN & CO.


By:______________________________    By:_______________________________

Name:                                Name:

Title:                               Title:

                              ANNUAL FEE SCHEDULE


--------------------------------------------------------------------------------
|BBH TRUST                    |                    ADVISORY AND| EFFECTIVE DATE|
|                             |         ADMINISTRATION FEE RATE|   OF AGREEMENT|
--------------------------------------------------------------------------------
|BBH Tax-Exempt Money Fund    |                           0.25%|January 1, 2007|
--------------------------------------------------------------------------------
|BBH U.S. Treasury Money Fund |                           0.25%|January 1, 2007|
--------------------------------------------------------------------------------
|BBH Broad Market Fund        |                           0.30%|January 1, 2007|
--------------------------------------------------------------------------------
|BBH Real Return Fund         |                           0.35%|January 1, 2007|
--------------------------------------------------------------------------------
|BBH International Equity Fund|                           0.80%|January 1, 2007|
--------------------------------------------------------------------------------
|BBH Core Select              |                           0.80%|January 1, 2007|
--------------------------------------------------------------------------------
|BBH Money Market Fund         0.25% on the first $1 billion,  |January 1, 2007|
|                             |0.20% on amounts over $1 billion|               |
--------------------------------------------------------------------------------

                                   Exhibit C
                      PROPOSED CHANGES TO FUNDAMENTAL POLICIES
      EXISTING POLICY                   PROPOSED POLICY
------------------------------------------------------------------
       Diversification                    Diversification
------------------------------------------------------------------
------------------------------------------------------------------
INTERNATIONAL EQUITY FUND         INTERNATIONAL EQUITY FUND
The Fund is classified as         NO CHANGE
"non-diversified" for
purposes of the Investment
Company Act of 1940, as           CORE SELECT
amended, which means that it      The Fund is classified as
is not limited by that Act        "non-diversified" for purposes
with regard to the portion of     of the Investment Company Act
its assets that may be            of 1940, as amended, which
invested in the securities of     means that it is not limited
a single issuer.                  by that Act with regard to the
                                  portion of its assets that may
CORE SELECT AND REAL RETURN       be invested in the securities
FUND                              of a single issuer.
The Fund will not invest more
than 5% of its total assets       ALL OTHER FUNDS
in the securities or              With respect to securities
obligations of any one issuer     comprising 75% of the value of
(other than obligations           its total assets, the Fund
issued by the U.S.                will not purchase securities
Government, its agencies or       of any one issuer (other than
instrumentalities); provided,     cash; cash items; securities
however, that up to 25% of        issued or guaranteed by the
its total assets may be           government of the United
invested without regard to        States or its agencies or
this restriction.                 instrumentalities and
                                  repurchase agreements
BROAD MARKET FUND AND REAL        collateralized by such U.S.
RETURN FUND                       government securities; and
The Fund is classified as         securities of other investment
diversified for purposes of       companies) if, as a result,
the 1940 Act, which means         more than 5% of the value of
that at least 75% of the          its total assets would be
total assets is represented       invested in the securities of
by cash; securities issued by     that issuer, or the Fund would
the U.S. Government, its          own more than 10% of the
agencies or                       outstanding voting securities
instrumentalities; and other      of that issuer.
securities limited in respect
to any one issuer to an
amount not greater in value
than 5% of the Fund's total
assets.  The Fund does not
purchase more than 10% of all
outstanding debt obligations
of any one issuer (other than
obligations issued by the
U.S. Government, its agencies
or instrumentalities).

BROAD MARKET FUND
With respect to 75% of its
assets, the Fund will not
invest in a security if, as a
result of such investment,
more than 5% of its total
assets (taken at market value
at the time of such
investment) would be invested
in the securities of any one
issuer, except that this
restriction does not apply to
securities issued or
guaranteed by the U.S.
Government or its agencies or
instrumentalities.  For the
purpose of this restriction,
each state and each separate
political subdivision,
agency, authority or
instrumentality of such
state, each multi-state
agency or authority, and each
guarantor, if any, are
treated as separate issuers
of Municipal Bonds.
With respect to 75% of its
assets, the Fund will not
invest in a security if, as a
result of such investment, it
would hold more than 10%
(taken at the time of such
investment) of the
outstanding voting securities
of any one issuer.

ALL MONEY MARKET FUNDS
The Fund is classified as
"diversified" under the 1940
Act, which means that at
least 75% of each Fund's
total assets is represented
by cash; securities issued by
the U.S. government, its
agencies or
instrumentalities; and other
securities limited in respect
of any one issuer to an
amount no greater than 5% of
each Funds' total assets
(other than securities issued
by the U.S. government, its
agencies or
instrumentalities).

CORE SELECT
Purchase more than 10% of the
outstanding voting securities
of any one issuer.
The Fund is classified as
diversified for purposes of
the 1940 Act, which means
that at least 75% of its
total assets is represented
by cash; securities issued by
the U.S. Government, its
agencies or
instrumentalities; and other
securities limited in respect
of any one issuer to an
amount not greater in value
than 5% of the Fund's total
assets.  The Fund does not
purchase more than 10% of the
outstanding voting securities
of any issuer.

------------------------------------------------------------------

                                                  EXISTING POLICY                                                    PROPOSED POLICY
                                                   CONCENTRATION                                                      CONCENTRATION
CORE SELECT, REAL RETURN FUND, INTERNATIONAL EQUITY FUND, TAX EXEMPT FUND AND TREASURY MONEY  FUND                   CORE SELECT AND
The Fund will not concentrate its investments in any particular industry, but if it is deemed appropriate for the    INTERNATIONAL
achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment,    EQUITY FUND
may be invested in any one industry, except that positions in futures or option contracts shall not be subject to    REAL RETURN
this restriction.                                                                                                    FUND AND BROAD
                                                                                                                     MARKET FUND
TAX EXEMPT MONEY FUND AND TREASURY MONEY FUND                                                                        The Fund will
The Fund will not concentrate its investments in any particular industry, but if it is deemed appropriate for the    not make
achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment,    investments
may be invested in any one industry.                                                                                 that will
                                                                                                                     result in the
                                                                                                                     concentration
BROAD MARKET FUND                                                                                                    of its
The Fund will not Invest in a security if, as a result of such investment, more than 25% of its total assets (taken  investments in
at market value at the time of such investment) would be invested in the securities of issuers in any particular     the securities
industry, or in industrial development revenue  bonds based, directly or indirectly, on the credit of private        of issuers
entities in any one industry; except that this restriction does not apply to securities issued or guaranteed by the  primarily
U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).  Investments   engaged in the
in utilities, gas, electric, water and telephone companies will be considered as being in separate industries.       same industry.
                                                                                                                     For purposes of
MONEY MARKET FUND                                                                                                    this
The Fund will not purchase the securities or other obligations of issuers conducting their principal business        restriction,
activity in the same industry if, immediately after such purchase, the value of such investments in such industry    the term
would exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage    concentration
limitation with respect to investments in U.S. government securities and negotiable certificates of deposit, fixed   has the meaning
time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are   set forth in
subject to the same regulations as U.S. banks;                                                                       the Investment
The Fund will not purchase the securities or other obligations of any one issuer if, immediately after such          Company Act of
purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any  1940, any rule one such issuer. This limitation does not apply to issues of the U.S. government, its agencies or instrumentalities. or order thereunder, or
                                                                                                                     any SEC staff
                                                                                                                     interpretation
                                                                                                                     thereof.
                                                                                                                     Futures and
                                                                                                                     options
                                                                                                                     contracts, tax-
                                                                                                                     exempt
                                                                                                                     government
                                                                                                                     securities and
                                                                                                                     tax-exempt
                                                                                                                     municipal
                                                                                                                     securities will
                                                                                                                     not be deemed
                                                                                                                     to constitute
                                                                                                                     an industry.

                                                                                                                     ALL MONEY
                                                                                                                     MARKET FUNDS
                                                                                                                     The Fund will
                                                                                                                     not make
                                                                                                                     investments
                                                                                                                     that will
                                                                                                                     result in the
                                                                                                                     concentration
                                                                                                                     of its
                                                                                                                     investments in
                                                                                                                     the securities
                                                                                                                     of issuers
                                                                                                                     primarily
                                                                                                                     engaged in the
                                                                                                                     same industry.
                                                                                                                     For purposes of
                                                                                                                     this
                                                                                                                     restriction,
                                                                                                                     the term
                                                                                                                     concentration
                                                                                                                     has the meaning
                                                                                                                     set forth in
                                                                                                                     the Investment
                                                                                                                     Company Act of
                                                                                                                     1940, any rule
                                                                                                                     or order
                                                                                                                     thereunder, or
                                                                                                                     any SEC staff
                                                                                                                     interpretation
                                                                                                                     thereof.
                                                                                                                     Government
                                                                                                                     securities,
                                                                                                                     municipal
                                                                                                                     securities and
                                                                                                                     bank
                                                                                                                     instruments
                                                                                                                     will not be
                                                                                                                     deemed to
                                                                                                                     constitute an
                                                                                                                     industry.

                                           EXISTING POLICY                                                   PROPOSED POLICY
                                            UNDERWRITING                                                       UNDERWRITING
CORE SELECT, REAL RETURN FUND, INTERNATIONAL EQUITY FUND AND TREASURY MONEY FUND, TAX EXEMPT MONEY    ALL FUNDS
FUND                                                                                                  The Fund may not underwrite
The Fund will not underwrite securities issued by other persons except insofar as it may technically  the securities of other
be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio         issuers, except that the Fund
security.                                                                                             may engage in transactions
                                                                                                      involving the acquisition,
MONEY MARKET FUND                                                                                     disposition or resale of its
The Fund will not act as an underwriter of securities.                                                portfolio securities, under
                                                                                                      circumstances where it may be
BROAD MARKET FUND                                                                                     considered to be an
The Fund will not act as an underwriter of securities of other issuers, except to the extent that in  underwriter under the connection with the disposition of portfolio securities, it may be deemed to be an underwriter under  Securities Act of 1933.
the federal securities laws.

                                                   EXISTING POLICY                                                       PROPOSED
                                                                                                                          POLICY
                                              INVESTING IN COMMODITIES                                                 INVESTING IN
                                                                                                                       COMMODITIES
CORE SELECT, REAL RETURN FUND AND INTERNATIONAL EQUITY FUND                                                           ALL FUNDS
The Fund will not purchase or sell real estate (including limited partnership interests but excluding securities      The Fund may
secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity       not purchase
contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and or sell
to sell real estate acquired as a result of the ownership of securities is reserved).                                 physical
                                                                                                                      commodities,
BROAD MARKET FUND                                                                                                     provided that
The Fund will not purchase or sell commodities or commodities contracts or oil, gas or mineral programs.  This        the Fund may
restriction shall not prohibit the Fund, subject to restrictions described in the  Prospectus  and  elsewhere in this purchase
Statement of Additional Information, from  purchasing, selling or entering into futures contracts, options on futures securities of
contracts, foreign currency forward  contracts, foreign currency options, or any interest rate, securities-related    companies that
or foreign currency-related hedging instrument, including swap agreements  and  other derivative instruments, subject deal in
to compliance with any applicable provisions of the federal securities or commodities laws.                           commodities.
                                                                                                                      CORE SELECT,
TREASURY MONEY FUND AND TAX EXEMPT MONEY FUND                                                                         BROAD MARKET
The Fund will not purchase or sell real estate (including limited partnership interests but excluding securities      FUND REAL
secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity       RETURN FUND
contracts in the ordinary course of business (the freedom of action to hold an to sell real estate acquired as a      AND
result of the ownership of securities is reserved).                                                                   INTERNATIONAL
                                                                                                                      EQUITY FUND
The Fund will not write, purchase or sell any put or call option or any combination.                                  For purposes
                                                                                                                      of this
MONEY MARKET FUND                                                                                                     restriction,
The Fund will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate;          investments in
commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs.  However,   transactions
bonds or commercial paper issued by companies which invest in real estate or interest therein, including real estate  involving
investment trusts may be purchased.                                                                                   futures
                                                                                                                      contracts and
INTERNATIONAL EQUITY FUND                                                                                             options,
The Fund will not write, purchase or sell any put or call option or any combination thereof, provided that this shall forward not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer  currency of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the contracts,
writing of put options.                                                                                               swap
                                                                                                                      transactions
                                                                                                                      and other
                                                                                                                      financial
                                                                                                                      contracts that
                                                                                                                      settle by
                                                                                                                      payment of
                                                                                                                      cash are not
                                                                                                                      deemed to be
                                                                                                                      investments in
                                                                                                                      commodities.

   EXISTING                                                       PROPOSED POLICY
    POLICY
 INVESTING IN                                                INVESTING IN REAL ESTATE
 REAL ESTATE
CORE SELECT,   ALL FUNDS
REAL RETURN    The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from
FUND ,         investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or
INTERNATIONAL  investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under
EQUITY FUND,   agreements relating to such securities, including the right to enforce security interests and to hold real estate
TAX EXEMPT     acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
FUND AND
TREASURY MONEY
FUND
The Fund will
not purchase
or sell real
estate
(including
limited
partnership
interests but
excluding
securities
secured by
real estate or
interests
therein),
interests in
oil, gas or
mineral
leases,
commodities or
commodity
contracts
(except
futures and
option
contracts) in
the ordinary
course of
business (the
freedom of
action to hold
and to sell
real estate
acquired as a
result of the
ownership of
securities is
reserved).

MONEY MARKET
FUND
The Fund will
not purchase
or sell puts,
calls,
straddles,
spreads, or
any
combinations
thereof; real
estate;
commodities;
commodity
contracts or
interests in
oil, gas or
mineral
exploration or
development
programs.
However, bonds
or commercial
paper issued
by companies
which invest
in real estate
or interest
therein
including real
estate
investment
trusts may be
purchased.
BROAD MARKET
FUND
The Fund will
not purchase
or sell real
estate,
although it
may purchase
securities
secured by
real estate or
interests
therein, or
securities
issued by
companies
which invest
in real
estate, or
interests
therein.

                                                  EXISTING POLICY                                                    PROPOSED POLICY
                                   BORROWING MONEY AND ISSUING SENIOR SECURITIES                                     BORROWING MONEY
                                                                                                                       AND ISSUING
                                                                                                                         SENIOR
                                                                                                                       SECURITIES
CORE SELECT, REAL RETURN FUND AND INTERNATIONAL EQUITY FUND                                                          ALL FUNDS
The Fund will not issue any senior security (as that term is defined in the 1940 Act) if such issuance is            The Fund may
specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that           borrow money,
collateral arrangements with respect to options and futures, including deposits of initial deposit and variation     directly or
margin, are not considered to be the issuance of a senior security for purposes of this restriction.                 indirectly, and
                                                                                                                     issue senior
BROAD MARKET  FUND                                                                                                   securities to
The Fund will not borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets,  except that the maximum
the Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment         extent
techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is     permitted under
asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other           the 1940 Act,
derivative instruments as described in the Prospectus and in this Statement of Additional Information (the deposit   any rule or
of assets in escrow in  connection with the writing of covered put and call options and the purchase of securities   order
on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation  margin     thereunder, or
deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments,   any SEC staff
will not be deemed to be pledges of the Fund's assets).                                                              interpretation
                                                                                                                     thereof.
MONEY MARKET FUND
The Fund will not borrow money, except as permitted by the 1940 Act and rules thereunder.

TAX EXEMPT MONEY FUND
The Fund will not borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than
1/3 of such assets to secure such borrowings (it is intended that money be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the
Investment Company Institute.

REAL RETURN FUND AND INTERNATIONAL EQUITY FUND
The Fund will not borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or, reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

CORE SELECT
The Fund will not borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations).
TAX EXEMPT MONEY FUND, TREASURY MONEY FUND, AND MONEY MARKET FUND
The Fund will not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

REAL RETURN FUND AND MONEY MARKET FUND
The Fund will not enter into reverse repurchase agreements which, including any borrowing described [elsewhere], exceed, in the aggregate, one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements.  In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets.

   EXISTING                                                       PROPOSED POLICY
    POLICY
   LENDING                                                            LENDING
CORE SELECT,   ALL FUNDS
REAL RETURN    The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt
FUND AND       obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and
INTERNATIONAL  investing in loans, including assignments and participation interests.
EQUITY FUND
The Fund will
not make loans
to other
persons except
(a) through
the lending of
its portfolio
securities and
provided that
any such loans
not exceed 30%
of its net
assets (taken
at market
value), (b)
through the
use of
repurchase
agreements or
the purchase
of short-term
obligations
and provided
that not more
than 10% of
its net assets
is invested in
repurchase
agreements
maturing in
more than
seven days, or
(c) by
purchasing,
subject to the
limitation in
the "Illiquid
Securities"
paragraph
below, a
portion of an
issue of debt
securities of
types commonly
distributed
privately to
financial
institutions,
for which
purposes the
purchase of
short-term
commercial
paper or a
portion of an
issue of debt
securities
which are part
of an issue to
the public
shall not be
considered the
making of a
loan.

BROAD MARKET
FUND
The Fund will
not lend any
funds or other
assets, except
that the Fund
may,
consistent
with its
investment
objective and
policies: (a)
invest in debt
obligations,
including
bonds,
debentures, or
other debt
securities,
bankers'
acceptances
and commercial
paper, even
though the
purchase of
such
obligations
may be deemed
to be the
making of
loans, (b)
enter into
repurchase
agreements,
and (c) lend
its portfolio
securities in
an amount not
to exceed one-
third of the
value of its
total assets,
provided such
loans are made
in  accordance
with
applicable
guidelines
established by
the SEC and
the Fund's
Directors.

TREASURY MONEY
FUND AND TAX
EXEMPT MONEY
FUND
The Fund will
not make loans
to other
persons except
(a) through
the lending of
its portfolio
securities and
provided that
such loans not
exceed 30% of
its total net
assets (taken
at market
value), (b)
through the
use of
repurchase
agreements or
the purchase
of short-term
obligations
and provided
that not more
than 10% of
its total
assets are
invested in
repurchase
agreements
maturing in
more than
seven (7)
days, or (c)
by purchasing,
subject to the
limitation
[elsewhere], a
portion of an
issue of debt
securities of
types commonly
distributed
privately to
financial
institutions,
for which
purposes the
purchase of a
portion of an
issue of debt
securities
which are part
of an issue to
the public
shall not be
considered the
making of a
loan.
MONEY MARKET
FUND
The Fund will
not make
loans, except
through the
purchase or
holding of
debt
obligations,
repurchase
agreements or
loans of
portfolio
securities in
accordance
with its
investment
objective and
policies.
The Fund will
not enter into
when-issued
commitments
exceeding in
the aggregate
15% of the
market value
of its total
assets, less
liabilities
other than
obligations
created by
when-issued
commitments.

                                                  EXISTING POLICY                                                    PROPOSED POLICY
                                                   SELLING SHORT                                                      SELLING SHORT
CORE SELECT, REAL RETURN FUND AND INTERNATIONAL EQUITY FUND                                                          ALL FUNDS
The Fund will not make short sales of securities or maintain a short position, unless at all times when a short      Amend and make
position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without  non-
payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities    fundamental:
sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such            The Fund will
securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present   not make short
intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal sales of
income tax purposes; such sales would not be made of securities subject to outstanding options).                     securities or
                                                                                                                     maintain a
TAX EXEMPT FUND AND TREASURY MONEY FUND                                                                              short position,
The Fund will not make short sales of securities or maintain a short position, unless at all times when a short      unless at all
position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without  times when a
payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold   short position
short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or  is open it owns
securities convertible into or exchangeable for such securities, at any one time (it is the present intention of     an equal amount
management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax   of such
purposes).                                                                                                           securities or
                                                                                                                     securities
MONEY MARKET FUND                                                                                                    convertible
The Fund will not purchase securities on margin, make short sales of securities or maintain a short position,        into or
provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or   exchangeable,
of securities for delivery at a future date.                                                                         without payment
                                                                                                                     of any further
BROAD MARKET FUND                                                                                                    consideration,
The Fund will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or           for securities
combinations thereof, except as set forth in the Prospectus and in this Statement of Additional Information for      of the same
transactions in options, futures, options on futures, and transactions arising under swap agreements or other        issue and equal
derivative instruments.                                                                                              in amount to,
                                                                                                                     the securities
                                                                                                                     sold short, and
                                                                                                                     unless not more
                                                                                                                     than 10% of its
                                                                                                                     net assets
                                                                                                                     (taken at
                                                                                                                     market value)
                                                                                                                     is represented
                                                                                                                     by such
                                                                                                                     securities, or
                                                                                                                     securities
                                                                                                                     convertible
                                                                                                                     into or
                                                                                                                     exchangeable
                                                                                                                     for such
                                                                                                                     securities, at
                                                                                                                     any one time.

                        EXISTING POLICY                                                   PROPOSED POLICY
                      ILLIQUID SECURITIES                                               ILLIQUID SECURITIES
CORE SELECT, REAL RETURN FUND, INTERNATIONAL EQUITY, FUND TAX    ALL FUNDS
EXEMPT FUND, TREASURY MONEY FUND, MONEY MARKET FUND AND BROAD    Amend and make non-fundamental:
MARKET FUND                                                      The Fund will not purchase securities for which there is no
The Fund will not knowingly invest in securities which are       readily available market, or enter into repurchase agreements or
subject to legal or contractual restrictions on resale (other    purchase time deposits that the Fund cannot dispose of within than repurchase agreements maturing in not more than seven days) seven days, if immediately after and as a result, the value of if, as a result thereof, more than 10% of its net assets (taken  such securities would exceed, in the aggregate, 15% [for Money
at market value) would be so invested (including repurchase      Market Funds, 10%] of the Fund's net assets.
agreements maturing in more than seven days).

MONEY MARKET FUND
The Fund will not enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;
Invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days, if more than 10% of its total assets would be invested in such deposits.

   EXISTING                                                       PROPOSED POLICY
    POLICY
 INVESTING IN                                  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
SECURITIES OF
    OTHER
  INVESTMENT
  COMPANIES
ALL FUNDS      ALL FUNDS
The Fund may   Amend and make non-fundamental:
invest all of  The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its its assets in  investment policies. It should be noted that investment companies incur certain expenses, such as management fees,
an open-end    and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional
investment     expenses.
company with   The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's substantially  uninvested cash.
the same
investment
objective,
policies and
restrictions.

        EXISTING POLICY                                                   PROPOSED POLICY
      PURCHASES ON MARGIN                                               PURCHASES ON MARGIN
CORE SELECT AND REAL RETURN FUND ALL FUNDS
The Fund will not purchase any   Amend and make non-fundamental:
security or evidence of interest The Fund will not purchase securities on margin, provided that the Fund may obtain short-term
therein on margin, except that   credits necessary for the clearance of purchases and sales of securities [CORE SELECT AND REAL such short-term credit as may be RETURN FUND BROAD MARKET FUND INTERNATIONAL EQUITY FUND --ONLY: and  further provided that the
necessary for the clearance of   Fund may make margin deposits in connection with its use of financial options and futures, forward
purchases and sales of           and spot currency contracts, swap transactions and other financial contracts or derivative
securities may be obtained and   instruments].
except that deposits of initial
deposit and variation margin may
be made in connection with the
purchase, ownership, holding or
sale of futures or the purchase,
ownership, holding, sale or
writing of options.

BROAD MARKET FUND
The Fund will not purchase
securities on margin, except for
use of short-term credit
necessary for clearance of
purchases and sales of portfolio
securities, but it may make
margin deposits in connection
with transactions in options,
futures, and options on futures.

INTERNATIONAL EQUITY FUND
The Fund will not purchase any
security or evidence of interest
therein on margin, except that
such short-term credit as may be
necessary for the clearance of
purchases and sales of
securities may be obtained an
except that deposits of initial
deposit and variation margin may
be made in connection with the
purchase, ownership, holding or
sale of futures.
MONEY MARKET FUND
The Fund will not purchase
securities on margin, make short
sales of securities or maintain
a short position, provided that
this restriction is not deemed
to be applicable to the purchase
or sale of when-issued
securities or of securities for
delivery at a future date.

TAX EXEMPT AND TREASURY MONEY
FUNDS
The Fund will not purchase any
security or evidence of interest
therein on margin, except that
such short-term credit as may be
necessary for the clearance of
purchases and sales of
securities may be obtained.

                                                    EXISTING POLICY                                                       PROPOSED
                                                                                                                           POLICY
                                                 RESTRICTED SECURITIES                                                   RESTRICTED
                                                                                                                         SECURITIES
INTERNATIONAL EQUITY, CORE SELECT AND REAL RETURN                                                                       Eliminates
The Fund will not invest more than 10% of its net assets (taken at the greater of cost or market value in restricted    percentage
securities).                                                                                                            limitations
                                                                                                                        on
                                                                                                                        investments
                                                                                                                        in
                                                                                                                        restricted
                                                                                                                        securities.

                                                                                                                        ALL FUNDS
                                                                                                                        The Fund
                                                                                                                        will not
                                                                                                                        purchase
                                                                                                                        securities
                                                                                                                        that are
                                                                                                                        restricted
                                                                                                                        at the time
                                                                                                                        of purchase
                                                                                                                        except Rule
                                                                                                                        144A
                                                                                                                        securities.

                                     EXHIBIT D:

                         FORM OF AGREEMENT AND PLAN OF

                        ORGANIZATION AND REDOMICILIATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION ("Agreement") is made as of this 23rd day of May, 2007, by and between BBH Trust, a Delaware statutory trust ("Successor Trust"), with its principal place of business at 140 Broadway, New York, New York, 10005, on behalf of each of its series listed in Exhibit A attached hereto (each a "Successor Fund"), and BBH Trust, a Massachusetts business trust ("Predecessor Trust"), with its principal place of business at 40 Water Street, Boston, MA 02109, on behalf of each of its series listed in Exhibit A attached hereto, as it may be amended from time to time (each a "Predecessor Fund").

     WHEREAS, each of the Predecessor Funds currently is a series of the Predecessor Trust, an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended ("1940 Act"), which has been organized as a Massachusetts business trust;

     WHEREAS, each of the Successor Funds has been organized as series of the Successor Trust, a Delaware statutory trust, in order to continue the business and operations of the corresponding Predecessor Fund;

     WHEREAS, each Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

     WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code");

     WHEREAS, the contemplated reorganization, redomiciliation and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of each of the Predecessor Funds to the corresponding Successor Fund in exchange solely for shares of beneficial interest of such Successor Fund ("Successor Fund Shares") corresponding to the shares of beneficial interest of such Predecessor Fund ("Predecessor Fund Shares"), as described herein, (2) the assumption by such Successor Fund of all liabilities of the corresponding Predecessor Fund, and (3) the distribution of the Successor Fund Shares to the shareholders of each corresponding Predecessor Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;

     WHEREAS, each Predecessor Fund currently owns securities that are substantially similar to those in which the corresponding Successor Fund is permitted to invest;

     WHEREAS, the Trustees of Successor Trust have determined, with respect to each Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund is in the best interests of each Successor Fund; and

     WHEREAS, the Trustees of the Predecessor Trust have determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of such Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the State of Delaware is in the best interests of the Predecessor Trust, and each of the Predecessor Funds and that the interests of such shareholders will not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH PREDECESSOR FUND TO THE CORRESPONDING SUCCESSOR FUND IN EXCHANGE FOR SUCCESSOR FUND SHARES, THE ASSUMPTION OF ALL PREDECESSOR FUND LIABILITIES AND THE LIQUIDATION OF THE PREDECESSOR FUND

     1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Predecessor Trust, on behalf of each Predecessor Fund, agrees to sell, assign, convey, transfer and deliver all of such Predecessor Fund's property and assets, as set forth in paragraph 1.2, to the corresponding Successor Fund, and Successor Trust, on behalf of each Successor Fund, agrees in exchange therefore: (a) to deliver to the corresponding Predecessor Fund the number of full and fractional Successor Fund Shares corresponding to the Predecessor Fund Shares as of the time and date set forth in paragraph 3; and
(b) to assume all liabilities of such Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date"). Exhibit A attached hereto shows each Successor Fund and the corresponding Predecessor Fund.

     1.2 The property and assets of each Predecessor Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by Successor Trust, on behalf of the corresponding Successor Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by such Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of such Predecessor Fund on the Valuation Date as defined in paragraph 2.1 (collectively, and with respect to each Predecessor Fund separately, "Assets"). Successor Trust, on behalf of each Successor Fund, shall assume all of the liabilities of the corresponding Predecessor Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, with respect to each Predecessor Fund separately, "Liabilities"). The Predecessor Fund will sell, assign, convey, transfer and deliver to the Successor Fund any rights, stock dividends, or other securities received by the Predecessor Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Successor Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Fund acquired by the Successor Fund.

     1.3 Predecessor Trust shall (a) distribute to the shareholders of record of each Predecessor Fund as of the Closing Date, as defined in paragraph 3.1 ("Predecessor Fund Shareholders"), on a pro rata basis, the Successor Fund Shares received by Predecessor Trust, on behalf of such Predecessor Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of such Predecessor Fund on the books of the corresponding Successor Fund to open accounts on the share records of such Successor Fund in the names of the Predecessor Fund Shareholders. The aggregate net asset value of Successor Fund Shares to be so credited to Predecessor Fund Shareholders shall be equal to the aggregate net asset value of the Predecessor Fund Shares owned by Predecessor Fund Shareholders on the Closing Date. All issued and outstanding Predecessor Fund Shares will be canceled on the books of the Predecessor Fund. No Successor Fund shall issue certificates representing Successor Fund Shares in connection with such exchange.

     1.4 Ownership of Successor Fund Shares will be shown on the books of each Successor Fund's transfer agent.

     1.5 Any reporting responsibility of a Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Predecessor Fund.

2.   VALUATION

     2.1 The value of the Assets of each Predecessor Fund shall be determined as of the time for calculation of its net asset value as set forth in the appropriate prospectus for the Predecessor Fund and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in then-current prospectus and statement of additional information, as supplemented, with respect to each Predecessor Fund and valuation procedures established by Predecessor Trust's Board of Trustees.

     2.2 All computations of value shall be made by Brown Brothers Harriman & Co., in its capacity as Fund Accounting Agent for each Predecessor Fund, and shall be subject to confirmation by the corresponding Successor Fund's recordkeeping agent and independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be May 23, 2007, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of Predecessor Trust or at such other time and/or place as the parties may agree.

     3.2 Predecessor Trust shall direct Brown Brothers Harriman & Co., as custodian for each Predecessor Fund ("Predecessor Fund Custodian"), to deliver to Successor Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Predecessor Fund have been delivered in proper form to the corresponding Successor Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets of each Successor Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Predecessor Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Predecessor Fund Custodian to Brown Brothers Harriman & Co., as the custodian for the corresponding Successor Fund ("Successor Fund Custodian"). Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Predecessor Fund as of the Closing Date for the account of the corresponding Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Predecessor Fund's Assets held in book-entry form with a securities depository, as defined in Rule 17f-4 of the 1940 Act, shall be transferred by the Predecessor Fund Custodian to the Successor Fund Custodian for the account of the corresponding Successor Fund as of the Closing Date by book entry, in accordance with the customary practices of the Predecessor Fund Custodian and of each such securities depository. The cash to be transferred by each Predecessor Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 Predecessor Trust shall direct Citigroup Global Transaction Services, in its capacity as transfer agent for each Predecessor Fund ("Transfer Agent"), to deliver to Successor Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Predecessor Fund Shareholder and the number and percentage ownership of Predecessor Fund Shares owned by each such shareholder immediately prior to the Closing. Each Successor Fund shall deliver to the Secretary of the corresponding Predecessor Fund a confirmation evidencing that (a) the appropriate number of Successor Fund Shares have been credited to such Predecessor Fund's account on the books of such Successor Fund pursuant to paragraph 1.1 and (b) the appropriate number of Successor Fund Shares have been credited to the accounts of the Predecessor Fund Shareholders on the books of such Successor Fund pursuant to paragraph 1.5. At the Closing, each Predecessor Fund shall deliver to the corresponding Successor Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such Successor Fund or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Predecessor Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of Boards of Trustees of the Successor Trust and the Predecessor Trust, accurate appraisal of the value of the net assets of such Predecessor Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1   Except as has been fully disclosed to the Successor Trust in Schedule
4.1 of this Agreement, the Predecessor Trust, on behalf of each Predecessor Fund, represents and warrants to Successor Trust as follows:

           (a) Each Predecessor Fund is duly established as a series of the Predecessor Trust, which is a business trust duly organized, existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Predecessor Trust's Declaration of Trust ("Charter"), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Predecessor Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Predecessor Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c). The obligations of Successor Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Successor Trust personally, but bind only the assets of Successor Trust and all persons dealing with any series or funds of Successor Trust, such as the Successor Fund, must look solely to the assets of Successor Trust belonging to such series or fund for the enforcement of any claims against Successor Trust.

           (b) Predecessor Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Predecessor Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect.

           (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Predecessor Funds of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

           (d) The current prospectus and statement of additional information of each Predecessor Fund (true and correct copies of which have been delivered to the Successor Trust) and each prospectus and statement of additional information of each Predecessor Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

           (e) On the Closing Date, the Predecessor Trust, on behalf of each Predecessor Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Trust, on behalf of each corresponding Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

           (f) None of the Predecessor Funds is engaged currently, and the execution, delivery and performance of this Agreement will not result, (i) in a material violation of the Charter or Bylaws of Predecessor Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Trust, on behalf of any of the Predecessor Funds, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Trust, on behalf of any of the Predecessor Funds, is a party or by which it is bound.

           (g) All material contracts or other commitments of the Predecessor Funds (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Predecessor Funds on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by each Predecessor Fund to the corresponding Successor Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

           (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Trust's knowledge, threatened against Predecessor Trust, with respect to any Predecessor Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Predecessor Trust, on behalf of the Predecessor Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

           (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each of the Predecessor Funds as included in the most recent Annual Report to shareholders for each of the Predecessor Funds have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Trust) present fairly, in all material respects, the financial condition of each of the Predecessor Funds as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Predecessor Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each of the Predecessor Funds at [provide date] (unaudited), [are/will be when sent to shareholders in the ordinary course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Successor Trust) will present fairly, in all material respects, the financial condition of each of the Predecessor Funds as of such date in accordance with GAAP, and [there are no/all] known contingent, accrued or other liabilities of the Predecessor Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [that are not/will be] disclosed therein.

           (j) Since [provide date], there has not been any material adverse change in each Predecessor Fund's financial condition, assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Predecessor Fund of indebtedness, other than the incurrence of indebtedness occurring in the ordinary course of business in accordance with the Predecessor Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Predecessor Fund Shares due to declines in market values of securities held by the Predecessor Fund, the discharge of Predecessor Fund's Liabilities, or the redemption of Predecessor Fund Shares by shareholders of the Predecessor Fund shall not constitute a material adverse change.

           (k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each of the Predecessor Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Predecessor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

           (l) For each taxable year of its operation (including the taxable year that includes the Closing Date), each of the Predecessor Funds has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has elected to be treated as such, and has been eligible to compute and has computed, its federal income tax under Section 852 of the Code.

           (m) All issued and outstanding Predecessor Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Predecessor Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Predecessor Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Predecessor Fund, as provided in paragraph 3.3. None of the Predecessor Funds have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Shares, nor is there outstanding any security convertible into any of the Predecessor Fund Shares. The Predecessor Fund will review its assets to ensure that at any time prior to the Closing Date its assets do not include any assets that the Successor Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Predecessor Fund, is unsuitable for the Successor Fund to acquire.

           (n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of Predecessor Trust and by the approval of the Predecessor Funds' shareholders as of the Record Date, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of the Predecessor Trust, on behalf of each of the Predecessor Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

           (o) The Proxy Statement (as defined in paragraph 5.2), insofar as it relates to the Predecessor Funds, will on the date thereof and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by Successor Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by each of the Predecessor Funds for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     4.2   Except as has been fully disclosed to the Predecessor Trust in
Schedule 4.2, the Successor Trust, on behalf of each Successor Fund, represents and warrants to the Predecessor Trust as follows:

           (a) Each Successor Fund is duly established as a series of the Successor Trust, which is a statutory trust duly organized, existing, and in good standing under the laws of the State of Delaware with the power under Successor Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement. The Successor Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2(b). The obligations of Successor Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Successor Trust personally, but bind only the assets of Successor Trust and all persons dealing with any series or funds of Successor Trust, such as the Successor Fund, must look solely to the assets of Successor Trust belonging to such series or fund for the enforcement of any claims against Successor Trust.

           (b) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Funds of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

           (c) Each Successor Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, none of the Successor Funds will have any assets or liabilities or will have carried on any business activities.

           (d) None of the Successor Funds is currently engaged in any activities and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Successor Trust's Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust, on behalf of any of the Successor Funds, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Trust, on behalf of the Successor Funds, is a party or by which it is bound.

           (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Successor Trust's knowledge, threatened against Successor Trust, with respect to any of the Successor Funds or its properties or assets, that, if adversely determined, would materially and adversely affect the Successor Fund's financial condition or the conduct of its business. The Successor Trust, on behalf of each of the Successor Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Successor Fund's business or its ability to consummate the transactions herein contemplated.

           (f) Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by Successor Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. None of the Successor Funds have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

           (g) The execution, delivery and performance of this Agreement, and the transaction contemplated herein, have been duly authorized by all necessary trust action and this Agreement constitutes a valid and binding obligation of the Successor Trust, on behalf of each of the Successor Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

           (h) The information to be furnished by each of the Successor Funds for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5.   COVENANTS

     Predecessor Trust, on behalf of each Predecessor Fund, and the Successor Trust, on behalf of each Successor Fund, respectively, hereby further covenant as follows:

     5.1 Each Predecessor Fund covenants that it will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 Predecessor Trust will call a meeting of the shareholders of each Predecessor Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor Trust will, on behalf of each Predecessor Fund, prepare, file with the Commission, and deliver to the shareholders of such Predecessor Fund in connection with such meeting a proxy statement on Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     5.3 Each Predecessor Fund covenants that the Successor Fund Shares to be acquired by such Predecessor Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 Each Predecessor Fund will assist the corresponding Successor Fund in obtaining such information as such Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund Shares.

     5.5 Subject to the provisions of this Agreement, each Successor Fund and the corresponding Predecessor Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 Each Successor Fund will provide to the corresponding Predecessor Fund such information regarding such Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     5.7 Each Successor Fund and the corresponding Predecessor Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.8 The Predecessor Trust, on behalf of each Predecessor Fund, covenants that it will, from time to time, as and when reasonably requested by the Successor Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Trust, on behalf of such Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Trust's title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Trust's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9 Each Successor Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

     5.10 The Successor Trust shall not change its Declaration of Trust, prospectuses or statements of additional information so as to restrict permitted investments for any of the Successor Funds, except as required by the Securities and Exchange Commission.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PREDECESSOR FUND

     The obligations of the Predecessor Trust, on behalf of each Predecessor Fund, to consummate the transactions provided for herein shall be subject, at Predecessor Trust's election, to the performance by the Successor Trust, on behalf of the corresponding Successor Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Successor Trust, on behalf of such Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 The Successor Trust, on behalf of such Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Trust, on behalf of such Successor Fund, on or before the Closing Date.

     6.3 Successor Trust shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as Predecessor Trust may reasonably deem necessary or desirable in order to vest in and confirm
(a) Predecessor Trust's title to and possession of the Successor Fund Shares to be delivered hereunder and (b) Successor Trust's assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

     6.4 The Successor Trust, on behalf of such Successor Fund, shall have delivered to such Predecessor Fund a certificate executed in the name of such Successor Fund by the Successor Trust's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Predecessor Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Predecessor Trust shall reasonably request.

     6.5 Such Predecessor Fund and such Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND

     The obligations of the Successor Trust, on behalf of each Successor Fund, to complete the transactions provided for herein shall be subject, at the Successor Trust's election, to the performance by the Predecessor Trust, on behalf of the corresponding Predecessor Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Predecessor Trust, on behalf of such Predecessor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 The Predecessor Trust, on behalf of such Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Trust, on behalf of such Predecessor Fund, on or before the Closing Date.

     7.3 The Predecessor Trust shall have delivered to such Successor Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor Trust. Predecessor Trust shall have executed and delivered all such assignments and other instruments of transfer as Successor Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) Predecessor Trust's title to and possession of the Successor Fund Shares to be delivered hereunder and
(b) Successor Trust's title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

     7.4 The Predecessor Trust, on behalf of such Predecessor Fund, shall have delivered to the Successor Trust a certificate executed in the name of the Predecessor Trust, on behalf of such Predecessor Fund, and by the Predecessor Trust's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Successor Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Successor Trust shall reasonably request.

     7.5 Such Predecessor Fund and such Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND AND EACH CORRESPONDING PREDECESSOR FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor Trust, on behalf of each Predecessor Fund, or the Successor Trust, on behalf of each Successor Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Predecessor Fund, in accordance with the provision of the Charter and Bylaws of the Predecessor Trust, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to such Successor Fund. Notwithstanding anything herein to the contrary, neither the Successor Trust nor the Predecessor Trust may waive the condition set forth in this paragraph 8.1.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Successor Trust's or to the Predecessor Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Trust or the Predecessor Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Successor Fund or such Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The registration statement of the Predecessor Trust under the 1933 Act and the 1940 Act with respect to each Predecessor Fund shall have been amended to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act, and the Successor Trust shall have expressly adopted such amended registration statement with respect to each Successor Fund for purposes of the 1933 Act and the 1940 Act. In addition, the 1940 Act notification of registration of the Predecessor Trust shall have been amended to reflect the Reorganization, and the Successor Trust shall have expressly adopted such amended notification for purposes of the 1940 Act. No stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties shall have received the opinion of Sullivan & Cromwell LLP dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions, and representations made by the Predecessor Trust, on behalf of each Predecessor Fund, the Successor Trust, on behalf of each Successor Fund, and their respective authorized officers, (i) the transaction contemplated by this Agreement will constitute a reorganization within the meaning of
Section 368(a) of the Code, and the Successor Fund and the Predecessor Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Successor Fund upon receipt of the Assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities; (iii) the basis in the hands of the Successor Fund in the Assets will be the same as the basis of the Predecessor Fund in the Assets immediately prior to the transfer thereof;
(iv) the holding periods of the Assets in the hands of the Successor Fund will include the periods during which the Assets were held by the Predecessor Fund;
(v) no gain or loss will be recognized by the Predecessor Fund upon the transfer of the Assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by the Predecessor Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by the Predecessor Fund shareholders upon the exchange of their Predecessor Fund Shares for the Successor Fund Shares; (vii) the aggregate basis of the Successor Fund Shares that each Predecessor Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Predecessor Fund Shares exchanged therefore; (viii) a Predecessor Fund shareholder's holding period for his or her Successor Fund Shares will be determined by including the period for which he or she held the Predecessor Fund Shares exchanged therefore, provide that he or she held such Predecessor Fund Shares as capital assets; and
(ix) the Successor Fund will succeed to, and take into account (subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder) the items of the Predecessor Fund described in Section 381(c) of the Code. The opinion will not address whether gain or loss will be recognized with respect to any contracts subject to Section 1256 of the Code in connection with the reorganization. The delivery of such opinion is conditioned upon receipt by Sullivan & Cromwell LLP of representations it shall request of the Successor Trust and the Predecessor Trust. Notwithstanding anything herein to the contrary, neither the Successor Trust nor the Predecessor Trust may waive the condition set forth in this paragraph 8.5. required for the consummation by Predecessor Trust, on behalf of each Predecessor Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

     8.6 The parties shall have received the opinion of ReedSmith LLP., as special Delaware counsel to Successor Trust dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance acceptable to both the Predecessor Trust and the Successor Trust) substantially to the effect that, based upon certain facts and certifications made by Predecessor Trust, on behalf of each Predecessor Fund, the Successor Trust, on behalf of each Successor Fund, and their respective authorized officers, (a) the Successor Trust is a statutory trust duly organized and validly existing under the Delaware Statutory Trust Act, and (b) the Successor Fund Shares are duly authorized and, upon delivery to Predecessor Trust, on behalf of each Predecessor Fund pursuant to this Agreement, will be validly issued, fully paid and non-assessable by the Successor Trust.

     8.7 The Assets will include no assets which the Successor Fund, by reason of limitations contained in its Declaration of Trust [or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date,] may not properly acquire.

9.   INDEMNIFICATION

     The Successor Trust, out of each Successor Fund's assets and property (including any amounts paid to the Successor Trust pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Predecessor Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Predecessor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Predecessor Trust or Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Trust (or any Successor Fund) is not (a) in violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.  BROKERAGE FEES AND EXPENSES

     10.1 The Successor Trust, on behalf of each Successor Fund, and the Predecessor Trust, on behalf of each Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the Reorganization will be borne by the Successor Funds. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and costs of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant, on behalf of either a Successor Fund or a Predecessor Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each Successor Fund in Section 9 shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Successor Trust or the Predecessor Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to a Successor Fund or a Predecessor Fund, respectively. In addition, this Agreement shall be terminated with respect to each Contingent Predecessor Fund, if the shareholders of such Contingent Predecessor Fund approve the Primary Reorganization of such Contingent Predecessor Fund and such Primary Reorganization is consummated.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor Trust and the Successor Trust.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

           if to the Successor Trust, at the address of the Successor Trust set forth in the preamble to this Agreement, in each case to the attention of John A. Nielsen and with a copy to Sullivan & Cromwell LLP, attn: John E. Baumgardner, Jr.;

           if to the Predecessor Trust, at the address of the Predecessor Trust set forth in the preamble to this Agreement, in each case to the attention of John A. Nielsen and with a copy to Sullivan & Cromwell LLP, attn: John
     E. Baumgardner, Jr..

15. HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4 The warranties, representations, and agreements contained in this Agreement made by Predecessor Trust, on behalf of each of the Predecessor Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Successor Trust, on behalf of each of the Successor Funds, are made on a several (and not joint, or joint and several) basis.

     15.5 Pursuant to Rule 145 under the 1933 Act, the Predecessor Fund will, in connection with the issuance of any Successor Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

           "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [SUCCESSOR FUND] OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS

     AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO [SUCCESSOR FUND] SUCH REGISTRATION IS NOT REQUIRED;"

and, further, the Predecessor Fund will issue stop transfer instructions to its transfer agent with respect to such Predecessor Fund Shares.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

BBH TRUST                                                          BBH TRUST
on behalf of each of its series listed in Exhibit A attached       on behalf of each of its series listed in Exhibit A attached
hereto                                                             hereto
By:                                                                    By:
Name:                                                              Name:
Title:                                                             Title:















                                - 35 -


LOGO
                               [Account Number]

                                  BBH TRUST
                            BBH Money Market Fund
                         BBH U.S. Treasury Money Fund
                          BBH Tax Exempt Money Fund
                                BBH FUND, INC.
                        BBH International Equity Fund
                            BBH Broad Market Fund
                             BBH Real Return Fund
                               BBH Core Select

           Proxy for Special Meeting of Shareholders - May 23, 2007


      The undersigned hereby appoints John A. Nielsen, John A. Gehret, Charles H. Schreiber III and Mark B. Nixon, as proxies to vote and act at the Special Meeting of Shareholders of BBH Trust (the "Trust") and BBH Fund, Inc., (the "Corporation"), to be held at the Trust's and Corporation's principal office, at 140 Broadway, 4th floor, New York, New York, 10005, at 10:00 a.m. on May 23, 2007 and at all adjournments thereof, in respect of all Shares of the Trust and the Corporation as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy.

  THE PROXIES SHALL VOTE FOR EACH PROPOSAL IF NO CHOICE IS INDICATED AS TO
          SUCH PROPOSAL AND THIS PROXY CARD IS SIGNED AND DATED BELOW.

Each of the matters is proposed by the Trust and the Corporation, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE TRUST AND THE CORPORATION. Please sign and return promptly in the enclosed envelope.

          TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Proposal 1  To elect two Trustees/Directors of the Funds.

              (01) Samuel F. Pryor IV           (02) H. Whitney Wagner

FOR         [    ]            WITHHOLD    [    ]            FOR ALL EXCEPT

---------------------------------------------------------------------------
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR PARTICULAR NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THE NUMBER(S) OF EACH NOMINEE(S) ON THE LINE ABOVE.

Proposal 2 To approve a new combined investment advisory and administrative services agreement for the Funds with the current investment adviser of the Funds;

      FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]

Proposal 3  To approve changes to the Funds' fundamental investment policies
in order to       modernize their investment restrictions and increase their investment flexibility:

               (a) To amend the Funds' fundamental investment policy regarding diversification (all Funds except BBH
               International Equity Fund);

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (b) To amend the Funds' fundamental investment policy regarding concentration;

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (c) To amend the Funds' fundamental investment policy regarding underwriting;

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (d) To amend the Funds' fundamental investment policy regarding investing in commodities;

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (e) To amend the Funds' fundamental investment policy regarding investing in real estate;

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (f) To amend the Funds' fundamental investment policy regarding borrowing money and issuing senior securities;

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (g) To amend the Funds' fundamental investment policy regarding lending;

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (h) To amend, and to make non-fundamental, the Funds' fundamental investment policy regarding selling short;

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (i) To amend, and to make non-fundamental, the Funds' fundamental investment policy regarding illiquid securities;

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (j) To amend, and to make non-fundamental, the Funds' fundamental investment policy regarding investing in securities of other investment companies;

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (k) To amend, and to make non-fundamental, the Funds' fundamental investment policy regarding purchases on margin;

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


               (l) To amend and make non-fundamental the Funds' fundamental investment policy on restricted securities (BBH Core Select, BBH Real Return Fund and BBH
               International Equity Fund only);

                  FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]


Proposal 4 To approve the proposed Reorganization Agreement, pursuant to which each series of BBH Trust and BBH Fund, Inc. would be reorganized as separate series of BBH Trust, (the "New BBH Trust"), a newly formed Delaware statutory trust.

      FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]

Proposal 5 Transaction of such other business as may properly come before the meeting or any adjournment thereof.

      FOR   [    ]      AGAINST     [    ]      ABSTAIN     [    ]







x______________________________           x_______________________________

 Signature (Sign here exactly as name(s) appear above.)
             Date